As filed with the Securities and Exchange Commission on April 29, 2025
Commission File Nos. 333-226898
811-08401

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 10	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 650	[X]

JNLNY SEPARATE ACCOUNT I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

2900 Westchester Avenue, Purchase, New York 10577
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Scott J. Golde, Esq., Senior Vice President, General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Alison Samborn, Esq., Assistant Vice President, Insurance Legal & Product Development
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the Flexible Premium Variable Deferred Annuity contract.

EXPLANATORY NOTE: This Amendment to the Registration Statement on Form N-4 (the “Registration Statement”) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and supplements the prospectus. Part C is also amended as reflected therein. Except as heretofore amended, this Amendment does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement, which are hereby incorporated by reference to the extent required and/or permitted by applicable law.

THE INFORMATION IN THE PROSPECTUS AS MODIFIED BY THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS AS MODIFIED BY THIS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

The date of this prospectus is _______, 2025. This prospectus states the information about the Separate Account, the Contract, and Jackson National Life Insurance Company of New York (“Jackson of NY®”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect non-material variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the Separate Account can be found in the Statement of Additional Information (“SAI”) dated ______, 2025 that is available upon request without charge. To obtain a copy contact us at our:

Jackson of NY Customer Care Center
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-599-5651
www.jackson.com

This prospectus describes the investment options and optional features that we currently offer under the Contract. At the time you purchase the Contract, it is possible that not all of the optional features listed in this prospectus will be available, as we reserve the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the investment options and/or optional features that are available to their customers. Ask your financial professional about which investment options and/or optional features are not offered. If a particular investment option or optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Please confirm with us or your financial professional that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

The Contracts are or may be available through third-party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fee via direct deduction under our rules, these deductions will reduce the basic death benefit.

This prospectus utilizes Rate Sheet Prospectus Supplements to describe the current annual charges for certain add-on benefits. To obtain a copy of the most recent Rate Sheet Prospectus Supplement(s), please visit www.jackson.com/product-literature-1.html.

We offer other variable annuity products with different product features, benefits and charges. This may not be available through all broker-dealers. Ask your financial professional about availability and the details.

The Contract makes available for investment variable options. The variable options are Investment Divisions of the Separate Account, each of which invests in one of the Funds listed in Appendix A.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 20 days of receiving it without paying fees or penalties. Upon receipt of your Contract, we will refund the Contract Value determined as of the Business Day on which we receive the Contract from you, including any fees or other charges deducted from the premiums or imposed under the Contract. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

You may elect to receive certain communications from Jackson of NY electronically by doing one of the following:

◦Mailing in the postage-paid card on the cover of either this report or the Summary Prospectus;
◦Calling 1-866-349-4564; or
◦Signing up on www.jackson.com

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding 12 months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years. If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary. The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

For example, if the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2026 and a Premium payment is received on February 28, 2026 then, although the first Contract Anniversary is January 15, 2027, Completed Year 0-1 for that Premium payment would begin on February 28, 2026 and end on February 27, 2027. Completed Year 1-2 for that Premium payment would begin on February 28, 2027.

Contract – the individual deferred variable annuity contract, including any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract’s Issue Date.

Contract Option - one of the options offered by the Company under this Contract. The Contract Options for this product are Investment Divisions and the GMAB Fixed Account Option
(which is only available in connection with elections of the add-on Principal Guard Guaranteed Minimum Accumulation Benefit).

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of allocations to the Contract Options.

Contract Year – the succeeding 12 months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2026, then the end of Contract Year 0-1 would be January 14, 2027, and January 15, 2027, which is the first Contract Anniversary, begins Contract Year 1-2.

Fund – a registered investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the GMAB Fixed Account Option, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson of NY, JNLNY, we, our, or us – Jackson National Life Insurance Company of New York. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such date as allowed by the Company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation.
Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner.
Rate Sheet Prospectus Supplement - a supplement to the prospectus that lists certain values currently applicable to new purchases of add-on benefits.

Separate Account – JNLNY Separate Account I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None.
Transaction Charges
In addition to a monthly contract charge of $20 a month during the accumulation phase, you also may be charged for other transactions, such as when you transfer cash value between investment options more than 25 times a year, or if you request expedited delivery or wire transfer of funds. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules.
Contract Charges- Transfer Charge
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any advisory fees paid to third-party financial professionals from your Contract Value or other assets. If such advisory fees were reflected, the fees and expenses disclosed below would be higher.
Contract Charges- Add-On Benefit Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract[1]	0.11%	0.11%	Contract Charges- Annual Contract Expenses: Monthly Contract Charge
	2. Investment options (Fund fees and expenses)[2]	0.52%	2.28%	Contract Charges- Fund Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	See current Rate Sheet Prospectus Supplement	See current Rate Sheet Prospectus Supplement	Contract Charges- Add-On Benefit Expenses Rate Sheet Prospectus Supplement

1.Charge is assessed as a $240 annual charge during the accumulation phase only and is deducted on each Contract Monthly Anniversary.
2.As a percentage of average Fund net assets.
3.This prospectus utilizes Rate Sheet Prospectus Supplements to describe the current minimum and maximum charges you would pay for a single optional benefit, if elected. To obtain a copy of the most recent Rate Sheet Prospectus Supplement(s), please visit www.jackson.com/product-literature-1.html.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
	LOWEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement	HIGHEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement		Rate Sheet Prospectus Supplement
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No add-on benefits • No sales charges • No additional purchase payments, or transfers	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of add-on benefits and Fund fees and expenses • No sales charges • No additional purchase payments, or transfers

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.	Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.
•Each Contract Option has its own unique risks.
•You should review the Contract Options before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson of NY. More information about Jackson of NY is available upon request by visiting our website at www.jackson.com or by calling 1-800-599-5651.
Principal Risks
RESTRICTIONS
Investments
•We reserve the right to charge $25 for each transfer when you transfer money between Investment Divisions in excess of 25 times in a Contract Year.
•Jackson of NY may remove or substitute Funds as investment options available under the Contract.
Principal Risks
Optional Benefits
•Certain benefits may limit withdrawals or other rights under this Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•Not all add-on benefits are available through all broker-dealers and may vary by date of purchase.
•We may modify or discontinue an add-on benefit at any time.
•Certain add-on benefits may come with investment restrictions or allocation requirements.
•Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.
Benefits Available Under the Contracts
TAXES
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes
CONFLICTS OF INTEREST

Investment Professional Compensation	Your financial professional or other investment professionals may receive compensation for selling this Contract to you in the form of advisory fees, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.	Distribution of Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing Contract.	Non-Qualified Contracts - 1035 Exchanges

OVERVIEW OF THE CONTRACT

Q.    What is this Contract, and what is it designed to do?

A.    The Elite Access Advisory II Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers an optional living benefit that is designed to add a level of protection from market downturns in exchange for a fee and allocating a specific percentage of your Contract Value to the GMAB Fixed Account Option for a set period of time. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Q.    How do I accumulate assets in the Contract and receive income from the Contract?

A.    Your Contract has two phases:

•the accumulation phase, when you make Premium payments to us, and

•the income phase, when we make income payments to you.

Accumulation Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

A list of Funds and additional information about the Funds in which the Investment Divisions currently invest is provided in Appendix A: Funds Available Under the Contract.

Income Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the performance of the Investment Divisions.) Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law. At the Income Date, you can choose to receive fixed payments or variable payments.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments.

Q.    What are the Contract’s primary features and options?

A.    Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay charges due under any optional endorsement and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a Basic Death Benefit that will pay your designated Beneficiaries your Contract Value on the date we receive all required documentation from your Beneficiary. The basic death benefit is payable during the accumulation phase. You can purchase an optional add-on death benefit (“Return of Premium Guaranteed Minimum Death Benefit”) under the Contract that provides additional death benefits for an additional fee. This add-on death benefit may increase the amount of money payable to your designated Beneficiaries upon your death.

Add-on benefits that occur during your lifetime. For an additional fee, you can purchase the Principal Guard Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”) that guarantees a minimum Contract Value at the end of a set period, regardless of the performance of the underlying investment options, subject to certain conditions. The Principal

Guard GMAB requires a portion of your Contract Value be allocated to the GMAB Fixed Account Option for a set period of time, leaving you with less Contract Value to allocate to other Contract Options during that time period.

Some add-on benefits may provide significant incentives for not taking withdrawals. All add-on benefits terminate when you annuitize your Contract voluntarily or on the Latest Income Date. The Principal Guard GMAB terminates automatically at the end of the Guarantee Term.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically into the Investment Divisions (each a “Designated Option”) from any of the Investment Divisions (each a “Source Option”).

Earnings Sweep. At no additional charge, you can choose to have your earnings transferred automatically on a monthly basis from the JNL/Dreyfus Government Money Market Investment Division into other Investment Divisions. Restrictions apply.

Q.    How is my Contract impacted by the deduction of advisory fees?

A.    The Contracts are available through third-party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements.

If you make a withdrawal to pay advisory fees without setting up direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

For more information on our administrative rules applicable to advisory fee deductions, please see “Advisory Fees” beginning on page 17 and “Add-On Advisory Fee Withdrawal Program” beginning on page 30.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and making partial or total withdrawals from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

Fees and expenses also may apply after the Income Date. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 31.

The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, take withdrawals from the Contract or transfer cash value between investment options.

Transaction Expenses

Maximum Withdrawal Charge		None
Transfer Charge (per transfer after 25 in a Contract Year)		$25
Premium Taxes (Percentage of each Premium)[1]	Minimum	0.0%
	Maximum	2.0%
Expedited Delivery Charge[2]		$22.50
Wire Transfers (for withdrawals)[3]		$25

1. Currently, Premium taxes do not apply.

2. Between Monday and Friday, the Expedited Delivery Charge is $10. On Saturday, the Expedited Delivery Charge is $22.50.

3. Standard wire fees are $20, international wire fees are $25.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an add-on benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Base Contract Charges	Maximum Charge
Monthly Contract Charge[1]	$240

1. This charge is deducted on each Contract Monthly Anniversary as a monthly charge of $20. This charge is waived on Contract Value of $250,000 or more ($1,000,000 or more for contracts issued before October 21, 2024). If your Contract Value subsequently drops below $250,000 ($1,000,000 for contracts issued before October 21, 2024) on the most recent Contract Quarterly Anniversary, the charge will be reinstated to $20 monthly.

Optional Benefit Charges
Add-On Benefit Charge (% of benefit base)	Maximum Charge
Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”)	3.00%
Add-On Death Benefit Charge (% of average daily account value of Investment Divisions)	Maximum Charge
Return of Premium Guaranteed Minimum Death Benefit	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021.	0.52%	2.28%

EXAMPLE

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third-party financial professionals from Contract Value or other assets of the Owner. If such advisory fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you take a total withdrawal of your Contract Value at the end of the applicable time period				If you annuitize at the end of the applicable time period				If you do not take a total withdrawal of your Contract Value
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$5,764	$17,134	$28,298	$55,302	$5,764	$17,134	$28,298	$55,302	$5,764	$17,134	$28,298	$55,302

*Please note, although we show this cost for comparison purposes,you are not allowed to annuitize this Contract within 13 months of the Contract’s Issue Date.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Jackson of NY are incorporated by reference in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson of NY that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts. Jackson of NY’s financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Jackson of NY Customer Care Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90 (age 85 for Contracts issued prior to ____, 2025). Add-on benefits may have different requirements, as noted.

Your Contract Value will be allocated to Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

•the accumulation phase, the potential growth stage of your investment, when you make Premium payments to us, and

•the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract. In general, joint Owners jointly exercise all the rights under the Contract. In some cases, such as telephone and internet transactions, joint Owners may authorize each joint Owner to act individually. On jointly owned Contracts, correspondence and required documents will be sent to the address of record of the primary Owner.

You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form) in Good Order. We reserve the right to refuse an assignment, and an assignment may be a taxable event. Please contact our Jackson of NY Customer Care Center for help and more information.

The Contracts are flexible Premium variable deferred annuities and may be issued as either an individual or a group contract. This prospectus provides a description of all of the Contract’s material features, benefits, rights, and obligations.Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON OF NY

The obligations under the Contract (including death benefits, living benefits, or other benefits available under the Contract) are obligations of Jackson of NY and are subject to Jackson of NY’s claims-paying ability and financial strength. Jackson of NY’s principal business address is 2900 Westchester Avenue, Purchase, New York 10577.

THE GMAB FIXED ACCOUNT

Contract Value allocated to the GMAB Fixed Account Option in connection with elections of the add-on Principal Guard Guaranteed Minimum Accumulation Benefit will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Principal Guard GMAB. The GMAB Fixed Account Option is not registered with the SEC. Disclosures regarding the GMAB Fixed Account Option, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Both the availability of, and transfers into and out of, the GMAB Fixed Account Option may be subject to contractual and administrative requirements. For more information, please see the application, check with the financial professional helping you to purchase the Contract, or contact us at our Customer Care Center.

The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account Option. The GMAB Fixed Account Option is a limited-purpose Fixed Account Option that is available only in conjunction with the election of the GMAB add-on benefit, and cannot be independently elected. If you elect the Principal Guard GMAB add-on benefit, a specified percentage of Contract Value (the “Allocation Requirement”) is required to be allocated to the GMAB Fixed Account Option for a specified period of time (the “Guarantee Term”) in order to guarantee a minimum Contract Value (the “Guaranteed Amount”) at the end of that Guarantee Term.

The Contract Value allocated to the GMAB Fixed Account Option is credited with a guaranteed interest rate that will be re-determined annually throughout the Guarantee Term. The GMAB Fixed Account interest rate is credited daily to the Contract Value allocated to the GMAB Fixed Account Option so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Term. The interest rate will never be less than 1%. For more detailed information regarding the add-on Principal Guard GMAB, including information about what happens at the end of the Guarantee Term, please see “Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”)” beginning on page 26.

Rates of Interest We Credit. These Contracts guarantee a GMAB Fixed Account minimum interest rate that applies to the GMAB Fixed Account Option under any Contract, regardless of the term of that option. The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable state nonforfeiture law. In addition, we establish a declared rate of interest (“base interest rate”) at the time at the time you allocate any Premium payment or other Contract Value to the GMAB Fixed Account Option in connection with elections of the Principal Guard GMAB. That base interest rate will be re-determined annually during the Guarantee Term. To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate. Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause your allocation to be credited at less than the currently applicable Fixed Account minimum interest rate. We may declare different base interest rates at different times, although any new base interest rate Jackson of NY declares for a Fixed Account Option will apply only to Premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable nonforfeiture laws and that is set forth in the Contracts. Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided that the Fixed Account minimum interest rate will never be less than 1% or more than 3%. As noted above, these limits are prescribed by state nonforfeiture laws and set forth in the Contracts. This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%. Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the Contract’s Issue Date pursuant to the preceding formula. Thereafter, on the Contract Monthly Anniversary in each January, the Fixed Account minimum interest rate will be reset in accordance with the formula above.

If you allocate a Premium payment or other Contract Value to the GMAB Fixed Account Option in connection with elections of the Principal Guard GMAB, the GMAB Fixed Account minimum interest rate in effect at the time of the allocation will apply to that allocation until the reset of the GMAB Fixed Account minimum interest rate on the next Contract Monthly Anniversary in January. At that point, the GMAB Fixed Account minimum interest rate will be reset according to the formula detailed above, which could change the amount of interest you earn thereafter on that allocation. Thus, if the new GMAB Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a GMAB Fixed Account Option, the interest rate being credited may increase to that new higher rate. On the other hand, if the new GMAB Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited may decrease to that lower rate, but will never fall below the base interest rate. We will advise you of any new GMAB Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the reset occurs.

For the most current information about applicable interest rates, you may contact your financial professional or our Customer Care Center (at the address and phone number on the cover page of this prospectus).

End of GMAB Fixed Account Option Terms. When the Principal Guard GMAB term ends, the Contract Value allocated to the GMAB Fixed Account Option will be reallocated based upon the most recent allocation instructions you provided to us. If your allocation instructions include Investment Divisions that are not available, then we will allocate those amounts to the JNL/Dreyfus Government Money Market Fund.

THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account we established to receive and invest Premium payments made under the Contracts and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of the underlying Funds.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses credited to or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of Jackson of NY’s other assets. Jackson of NY is obligated to pay all amounts promised to investors under the Contracts.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions. The Funds in which the Investment Divisions currently invest are listed in Appendix A of this prospectus.

INVESTMENT DIVISIONS AND FUNDS

Your Contract Value may be allocated to no more than 99 Investment Divisions and Fixed Account Options at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. The amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your financial professional for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

The underlying Funds, along with their respective type, investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in Appendix A. More detailed information about the Funds is available in the prospectus for the JNL Series Trust, which may be amended from time to time. The summary prospectuses for the Funds and prospectus for the JNL Series Trust may also be obtained at no charge by calling 1-800-599-5651 (Jackson of NY Customer Care Center), by writing P.O. Box 24068, Lansing, Michigan 48909-4068, by visiting www.jackson.com, or by sending an email request to ProspectusRequest@jackson.com. Additional Funds and Investment Divisions may be available in the future.

Certain Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectus for the Funds and/or the prospectus for the JNL Series Trust for more information.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund’s investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson of NY. They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

All of the Funds are managed and administered by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson. For certain Funds, JNAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to provide certain investment advisory services to the Funds. Among other responsibilities, JNAM oversees the activities of the sub-advisers with respect to such Funds and is responsible for evaluating the services of those sub-advisers. In addition, for the Funds of Funds and feeder funds, JNAM implements the investment program by, among other things, selecting the respective Underlying Funds, ETFs and master funds.

We generally select the Funds to provide a range of investment options for persons invested in the Contracts from conservative to more aggressive investment strategies. In addition, we may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract. We and our affiliates receive payments or compensation from the Funds or their service providers in connection with management, administration, distribution, and other services we and our affiliates provide with respect to the Funds. These payments to Jackson and our affiliates may be a factor we consider in our selection of the Funds.

Subject to any applicable legal requirements, selection of the Funds is solely within our discretion, based on the foregoing or other considerations.

We do not provide investment advice, and we do not recommend or endorse any particular Investment Division or Fund. You bear the risk of any decline in your Contract Value resulting from the performance of the Investment Divisions you have chosen.

You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust carefully before investing.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the prospectus and SAI.

Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.

Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Investment Divisions, which invest in underlying Funds. If the Investment Divisions you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the Funds in which your Investment Divisions invest. We do not guarantee the investment results of any Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected underlying Fund(s), each of which has its own unique risks. You should review the Funds before making an investment decision.

Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.

Insurance Company Risks. An investment in the Contract is subject to the risks related to us, Jackson of NY. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson of NY. If Jackson of NY experiences financial distress, it may not be able to meet its obligations to you.

Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 25 times in a Contract Year. We also reserve the right to terminate certain Contract features such as the Dollar Cost Averaging, Earnings Sweep, Rebalancing programs and/or add-on benefits.

We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

In addition, we reserve the right to remove Investment Divisions or substitute Funds as investment options that are available under the Contract.

Premium Payment Risk. Your ability to make additional Premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the add-on benefits that you have elected, and other factors. The maximum aggregate Premiums you may make without our prior approval is $1 million. The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the add-on death benefits. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Fees and Charges. Deduction of Contract fees and charges, and add-on benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and add-on benefits up to the maximum guaranteed fees and charges stated in your Contract or add-on benefit endorsement and disclosed in the fee table.

Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA, Roth IRA or qualified plan. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Business Continuity and Cybersecurity Risk. We and our service providers and business partners are subject to certain risks, including those resulting from information system failures, cybersecurity incidents, the coronavirus (COVID-19) pandemic, and other disaster events. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers. These risks include, among other things, the theft, misuse, corruption and destruction of electronic information, interference with or denial of service, attacks on systems or websites, and other operational disruptions that could severely impede our ability to conduct our business or administer the Contract.

Such events could also adversely affect us by resulting in regulatory fines, litigation, financial losses, and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Although we take efforts to protect our systems from cybersecurity incidents, there can be no assurance that we or our service providers will be able to avoid cybersecurity incidents affecting Contract owners in the future. It is also possible that a cybersecurity incident could persist for an extended period of time without detection.

Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.

As of the date of this prospectus, we do not believe that we have experienced a material cyber-attack or other cybersecurity incident. However in 2023, we were notified of a data security incident involving the MOVEit file transfer system used by numerous financial services companies. A third-party vendor uses that software on our behalf to, among other things, identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts. According to that third-party vendor, an unknown actor exploited a MOVEit software flaw to access the vendor’s systems and download certain data. Our assessment indicated that personally identifiable information relating to approximately 850,000 of Jackson’s customers was obtained by that unknown actor from the third-party vendor’s systems. This MOVEit vulnerability has now been rectified. Separately, Jackson experienced unauthorized access to two servers as a result of the MOVEit flaw; however, the scope and nature of the data accessed on those servers was significantly less than the third-party vendor impact. Our assessment was that a subset of information relating to certain partner organizations and individuals, including certain customers of Jackson, was obtained from the two affected servers. We notified affected customers as required by law, and we continue to assess and investigate the overall impact of the incidents. At this time, we do not believe the incidents or related litigation will have a material adverse effect on the business, operations, or financial results of Jackson.

Add-On Benefits. You may never need or use certain features provided by the Contract. In that case, you may pay for a feature for which you never realize any benefits.

Certain benefits are subject to conditions. You may never need or use certain features provided by the Contract. In that case, you may pay for a feature for which you never realize any benefits. You may need to make early withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the Contract from the add-on benefits. The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the Contract or by one of the Contract’s add-on benefits available for an additional charge.

If your Contract includes one of the add-on benefits, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total Contract Value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

Certain benefits may limit withdrawals or other rights under the Contract. If your Contract includes an add-on benefit, withdrawals will reduce the value of the benefit in proportion to the amount of the withdrawal relative to the total Contract Value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

Add-on benefits are available at issue or on your Contract Anniversary, subject to availability. If you do not elect an add-on benefit at issue, it is possible that the rates associated with your add-on benefit, including the Guarantee Percentage, may be lower than the rates you would have received if you had elected the add-on benefit at issue. It is possible that the Allocation Requirement associated with elections of the Principal Guard GMAB may be higher than the Allocation Requirement you would have received if you had elected this add-on benefit at issue. It is also possible that the charge for the add-on benefit elected on your Contract Anniversary may be higher than the charge that would have been applicable if you had elected the add-on benefit at issue. Guarantee Terms are subject to change for new elections of the Principal Guard GMAB, which means different Guarantee Term lengths may be available than those that would have been available if you had elected the add-on benefit at issue. Please note that we may make changes to which add-on benefits are available for election on your Contract Anniversary. For current availability of add-on benefits available for election post-issue, please see the most recent Post-Issue Rate Sheet Prospectus Supplement(s) at www.jackson.com/product-literature-1.html.

Conditions to Contract Benefits. Certain benefits under the Contract are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the Contract or add-on benefit for which you have been charged a fee.

Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits than the Contract.

Potentially Harmful Transfer Activity. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions. (See “Transfers and Frequent Transfer Restrictions—Restrictions on Transfers: Market Timing” for more information.) We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Owners.

Deduction of Advisory Fees from Contract Value. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements. Because deductions to pay advisory fees reduce your Contract Value, they may also negatively impact your Return of Premium add-on death benefit, which is equal to the greater of Contract Value or Premiums paid into your Contract (net of any applicable premium taxes and charges), reduced for withdrawals. Advisory fees are in addition to Contract fees and expenses disclosed in this prospectus. In addition, the election of certain add-on benefits disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value. This means if you take withdrawals to pay advisory fees and do not follow our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) and/or elect an ineligible add-on benefit, all such withdrawals will be subject to any applicable income taxes and penalties and will reduce your add-on benefit(s).

BENEFITS AVAILABLE UNDER THE CONTRACTS

The following tables summarize information about the benefits available under the Contract. The current annual charges for the add-on benefits are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-1.html. For a list of historical add-on benefit charges, please see “Appendix E (Historical Add-On Benefit Charges).”

Basic Death Benefits (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your Beneficiaries will receive a benefit of at least your Contract Value on the date Jackson of NY receives all required documentation from your Beneficiary.	No additional charge	•Withdrawals could significantly reduce the benefit. •Payment of advisory fees via direct deduction from Contract Value could significantly reduce the benefit. •Benefit terminates on annuitization.

Add-On Death Benefits Available For a Fee

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Return of Premium Guaranteed Minimum Death Benefit
Changes your basic death benefit during the accumulation phase of your Contract to the greater of: (i) Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or (ii) all Premiums paid into the Contract (net of any applicable premium taxes and charges), reduced for withdrawals (including any applicable adjustments) in proportion to the reduction in the Contract Value at the time of the withdrawal.
Maximum: 0.40% (as a percentage of average daily account value of Investment Divisions)
•Withdrawals may significantly reduce the value of this Return of Premium Death Benefit.
•On each fifth Contract Anniversary, the GMDB charge may be increased.
•Ownership changes are allowed, but Covered Lives cannot be changed.
•Withdrawals may reduce the value of this benefit by more than the dollar amount of the withdrawal.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Add-On Living Benefits Available For a Fee.

The current annual charges for the add-on benefits are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-1.html. For a list of historical add-on benefit charges, please see “Appendix E (Historical Add-On Benefit Charges).” All add-on living benefits:

•terminate when you annuitize.

•cannot be canceled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Principal Guard GMAB	Provides downside principal protection alongside growth opportunities by providing a Guaranteed Value at the end of a Guarantee Term, regardless of market performance.	Maximum: 3.00% (as a percentage of benefit base)
•Available to Owners age 85 or younger.
•Additional premium restricted during the Guarantee Term (beginning on day 91 after the Issue Date).
•Automatically terminates at end of Guarantee Term.
•Subsequent elections of this benefit will be assigned rates applicable to new elections at that time, which may be higher or lower than prior elections of the benefit.
•Not available on Stretch Contracts or on Contracts where a Death Benefit payout option has been elected by a beneficiary.
•GMAB Fixed Account Option is not available as a source or target option in connection with DCA or Earnings Sweep.
•Automatic Rebalancing will not be available to or from the GMAB Fixed Account Option.
•Election of this add-on benefit requires you to allocate a set percentage of Contract Value to the GMAB Fixed Account Option.

Other Add-On Benefits Included With All Contracts At No Additional Cost

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Rebalancing	Automatically reallocates your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages.	None
•You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.
•GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions (each a “Designated Option”) from any of the Investment Divisions (each a “Source Option”).	None
•Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.
•GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

Earnings Sweep	Allows you to choose to move your earnings on a monthly basis from the JNL/Dreyfus Government Money Market Investment Division into other Investment Divisions.	None
•May only be added within 30 days of the issue date of your Contract.
•You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.
•GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for add-on benefits, as noted, so they are deducted from your Contract Value only if you elected to add that add-on benefit to your Contract. These charges may be a lesser amount as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

TRANSACTION EXPENSES

Transfer Charge. We deduct $25 for each transfer in excess of 25 in a Contract Year. For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division. The charge compensates us for the administrative cost associated with the transfers. We waive the transfer charge in connection with Dollar Cost Averaging, Earnings Sweep, Rebalancing transfers and any transfers we require including transfers to or from the GMAB Fixed Account Option in connection with elections of the Principal Guard GMAB, and we will charge a lesser fee where required.

Expedited Delivery Charge. When you request expedited delivery of any withdrawal amounts, there are additional charges assessed for this service. The charge for standard overnight delivery is $10. The charge for overnight delivery on Saturday is $22.50.

Wire Transfer Charge. We charge up to $20 for standard wire transfers and $25 for international wire transfers in connection with requested withdrawals.

Premium Taxes. Your state may charge us Premium taxes or other similar taxes of up to 2% of a Premium payment. When required, we pay these taxes and may make a deduction from your Contract Values for them. Currently, Premium taxes do not apply. Premium tax is currently not charged back to the Contract, however, the Company reserves the right to deduct any amounts advanced to pay taxes from the Contract Value.

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Advisory Fees. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable deductions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements. Advisory fees are in addition to Contract fees and expenses disclosed in this prospectus.

Our Administrative Rules. In order to have advisory fees directly deducted from your Contract Value, you must submit written authorization on a form acceptable to us, authorizing us to accept and execute instructions from your third-party financial professional to make withdrawals from your Contract to pay the advisory fees pursuant to a written agreement between you and your third-party financial professional. Advisory fee withdrawals are processed as net withdrawals, pro-rata from the investment options in which you are currently allocated. Requests for withdrawal of advisory fees will be processed on the Business Day in which they are received by us in Good Order. Advisory fees may not exceed an amount equal to an annual rate of 1.5% of your Contract’s cash value, which is the amount you could receive upon total withdrawal after all fees and adjustments have been assessed. You may terminate authorization for the direct deduction of advisory fees at any time by providing us with written notice of such termination.

Add-On Benefit Advisory Fee Withdrawal Program. In addition to our administrative rules, if you have elected an eligible add-on benefit, you must also utilize the Add-On Benefit Advisory Fee Withdrawal Program. Under this program, advisory fee deductions are capped at a lower annual rate than under our standard administrative rules, and will not be permitted to exceed an annual amount equal to an annual rate of 1.25% of Contract Value. We discuss this program in detail later in this prospectus under “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 30.

If you take a withdrawal to pay advisory fees without setting up direct deduction of advisory fees from Contract Value under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

ANNUAL CONTRACT EXPENSES

Monthly Contract Charge. During the accumulation phase we deduct a $20 Monthly Contract Charge ($240 per year).

This charge is deducted on each Contract Monthly Anniversary. We will also deduct the Monthly Contract Charge if you make a total withdrawal on a date other than a Contract Monthly Anniversary. The charge will be taken from the Investment Divisions based on the proportion their respective value bears to the Contract Value. We will not deduct this charge if the value of your Contract is $250,000 (for contracts issued on or after October 21, 2024) or $1,000,000 (for contracts issued before October 21, 2024) or more when the deduction is to be made. If your Contract Value subsequently drops below $250,000 (for Contracts issued on or after October 21, 2024) or $1,000,000 (for Contracts issued before October 21, 2024) on the most recent Contract Quarterly Anniversary, the charge will be reinstated.

The charge compensates us for expenses associated with administration of Contracts, acquisition of business including marketing expenses, risks we assume in connection with the Contracts and costs associated with providing Contract benefits. We pay the operating expenses of the Separate Account, including those not covered by the Monthly Contract Charge.

ADD-ON BENEFIT EXPENSES

Guaranteed Minimum Accumulation Benefit ("Principal Guard GMAB”) Charge. The charge for this add-on benefit begins on the effective date of the add-on benefit and is expressed as an annual percentage of the Guarantee Benefit Base up to a maximum of 3.00%. For more information on the Guarantee Benefit Base, please see “Guaranteed Amount” beginning on page 26. You pay the applicable charge each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your Contract Value. The Principal Guard GMAB Charge will be deducted at the end of each Contract Month proportionally from the Investment Divisions of the Separate Account. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the benefit base. Upon termination of the endorsement, the charge is prorated for the period since the last Monthly charge.

We stop deducting this charge on the earlier of the date that the add-on benefit is terminated, or your Contract Value is zero. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-1.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix E (Historical Add-On Benefit Charges).” Upon election of the this add-on benefit, the applicable charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”)” beginning on page 26.

Death Benefit Charges. There is no additional charge for the Contract’s basic death benefit. However, for an additional charge, you may select the Contract’s optional Return of Premium Guaranteed Minimum Death Benefit in place of the basic death benefit.

Return of Premium Guaranteed Minimum Death Benefit Charge. If you select the Return of Premium Guaranteed Minimum Death Benefit, you will pay a maximum annual charge of 0.40%. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-1.html. For a list of historical add-on benefit charges, please see “Appendix E (Historical Add-On Benefit Charges).” We deduct the charge from your Contract Value. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. Upon termination of the endorsement, the charge is prorated for the period since the last annual charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge percentage by 0.05% annually, subject to the maximum annual charge noted above. If the GMDB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the current charge increase and any future charge increases. If you elect to opt out of charge increases, no future Premium payments will be allowed. While electing to discontinue future Premium payments will prevent an increase in charge, you will be foregoing possible increases in your GMDB so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary.

For more information about how the add-on benefit works, including this benefit’s GMDB Benefit Base, please see “Return of Premium Guaranteed Minimum Death Benefit” beginning on page 34.

FUND EXPENSES

Fund fees and expenses are deducted from and paid out of the assets of the Funds. The value of the assets of the Investment Divisions will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Contract. They may vary in amount from year to year. The Funds’ fees and expenses are described in the summary prospectus for each Fund.

DISTRIBUTION OF CONTRACTS

Jackson National Life Insurance Company of New York (“Jackson of NY”), located at 2900 Westchester Avenue, Purchase, New York 10577, is the issuer for these Contracts. Jackson National Life Distributors LLC (“JNLD”), located at 300 Innovation Drive, Franklin, Tennessee 37067, serves as the distributor of the Contracts. JNLD also serves as distributor of other variable insurance products issued by Jackson of NY and its parent, Jackson National Life Insurance Company (“Jackson”). JNLD also sells variable annuities directly to accounts advised by fiduciaries i.e. professional trustees (trust companies) or banks and registered investment advisors.

JNLD is a wholly owned subsidiary of Jackson. JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various selling firms, brokerage firms and their affiliate insurance agencies (each a “Selling Firm,” collectively “Selling Firms”). Selling Firms do not include Registered Investment Advisors who are independent of broker-dealers or brokers. No Selling Firm has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson of NY. The Selling Firms are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

No commissions are paid to the Selling Firms that sell the Contracts. However, the Selling Firms or their representatives may charge you an investment advisory or similar fee under an agreement you have with them independent of Jackson of NY or JNLD. The Selling Firm or their representatives determine the amount of the fee that will be charged and the amounts charged may vary based upon the practices of each Selling Firm. There may be tax and Contract implications, including adverse effects on Contract benefits, if you elect to have such fees withdrawn directly from the Contract. Selling Firms providing such advisory services are acting solely on your behalf. Neither Jackson of NY nor JNLD offer advice on how to allocate your Contract Value and we are not responsible for any advice your investment adviser provides to you. Neither Jackson of NY nor JNLD in its role as the distributor endorses any investment advisers nor make any representations as to their qualifications.

Under certain circumstances, JNLD and/or Jackson of NY or our affiliates may make payments to Selling Firms in connection with the sale of Jackson and Jackson of NY variable insurance products. These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Selling Firm and may not be offered to all Selling Firms. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume of sales; and the level of access we are provided to the registered representatives of the Selling Firm. Such payments may influence Selling Firms and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation, FINRA rules of conduct, Securities and Exchange Commission rules, and Department of Labor (“DOL”) rules and regulations. While such compensation may be significant, it does not result in any additional direct charge by us to you beyond the standard contract charges.

Under these compensation structures, JNLD and/or Jackson of NY or our affiliates may make marketing allowance payments, marketing support payments, and other administrative payments to the Selling Firms. Marketing allowance payments are payments that are designed as consideration for product placement and distribution, assets under management, and sales volume. Marketing allowance payments and marketing support payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Other administrative payments are designed to support administrative services, distribution support, platform services and fees, or concierge services and generally range from 45 to 75 basis points (0.45% to 0.75%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Selling Firms and their registered representatives and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third-party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations, we may also provide cash and/or non-cash compensation to Selling Firms and Registered Investment Advisors in the form of gifts, promotional items, occasional meals, and entertainment. Selling Firms may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s Monthly Contract Charge or other charges.

The alphabetical listing below details the 20 Selling Firms that received the largest amounts of marketing allowance payments and/or marketing support payments in 2023 from JNLD and/or Jackson of NY or our affiliates in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Selling Firm is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Selling Firm may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $324 thousand to approximately $17.0 million.

LPL Financial Corporation
Morgan Stanley Smith Barney, LLC
MML Investors Services / MSI Financial Services
Wells Fargo Advisors / Investments
Osaic (formerly Advisor Group)
UBS Financial Services, Inc.
Ameriprise
Commonwealth Financial Network
Raymond James & Associates, Inc.
Cetera Advisor Networks, LLC
Cambridge Investment
Park Avenue Securities
State Farm
Stifel Nicolaus & Co., Inc.
Lincoln Financial Advisors

Cetera Advisors, LLC
Transamerica Financial Services, Inc.
DPL (The Leader’s Group)
Centaurus Financial
Kestra Financial Services (formerly NFP Securities, Inc.)

Please see Appendix C for a complete list of Selling Firms that received amounts of marketing allowance payments and/or marketing support payments in 2023 from JNLD and/or Jackson of NY or our affiliates in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

Compensation is also paid to employees of JNLD and/or Jackson of NY or our affiliates who are responsible for providing services to Selling Firms. These employees are generally referred to as “wholesalers” and may meet with Selling Firms and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or add-on benefits (if any) sold by the Selling Firm that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals. Compensation is also paid to employees of JNLD who are responsible for making recommendations to persons who are also customers fiduciaries i.e. professional trustees (trust companies) or banks and Registered Investment Advisors. These employees are generally referred to as “RIA Support Specialists”. The compensation paid to RIA Support Specialists is not based on commissions. We compensate our RIA Support Specialists with a base salary and an annual discretionary bonus. The amount of the annual bonus is based on a percentage of the associate’s salary, varies by the associate’s title, and is tied to how well the associate performs his or her job. Our RIA Support Desk Associates, who provide limited retail brokerage services, are registered financial professionals who facilitate the purchase of our products. We do not compensate our RIA Support Desk Associates through commissions or sales contests. We compensate our RIA Support Desk Associates in the following ways: a base salary; an annual discretionary bonus based on a percentage of the associate’s salary, which varies by the associates title and is tied to how well the associate performs his or her job; and occasional nominal cash awards.

All of the compensation described here, and other compensation or benefits provided by JNLD and/or Jackson of NY or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Selling Firm and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Selling Firm and registered representative. You may ask your registered representative about any variations and how he or she and his or her Selling Firm are compensated for selling the Contract.

We sell Jackson products for which Jackson National Asset Management (“JNAM”) is the advisor. JNAM also serves as the administrator for some sub-accounts. JNLD and JNAM are both subsidiaries of Jackson and have the same ultimate parent company, Jackson Financial Inc. JNLD earns fees associated with its role in distributing JNAM sub-accounts. JNAM also earns fees from the variable annuity contract values that are invested in its various sub-accounts.

PURCHASES

Minimum Initial Premium:

•$25,000 under most circumstances

Minimum Additional Premiums:

•$500 for a qualified or non-qualified plan

•$50 for an automatic payment plan

•You can pay additional Premiums at any time during the accumulation phase unless a specific add-on benefit or feature provides limitations.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts. We reserve the right to limit the number of Contracts that you may purchase. There is a $100 minimum balance requirement for each Investment Division.

Maximum Premiums:

•The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium. You may allocate your Premiums to one or more of the Investment Divisions. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to the Investment Division is $100. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise. Certain Allocation Requirements and restrictions apply in connection with elections of the Principal Guard GMAB. For more information please see “Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”)” beginning on page 26.

You may not allocate your Contract Values among more than 99 Investment Divisions at any one time.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Subsequent Premiums are allocated on the Business Day that the Premium is received. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Accumulation Units. Your Contract Value will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•determining the total amount of assets held in the particular Investment Division;

•subtracting any asset-based charges and taxes chargeable under the Contract; and

•dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day based on the performance of the Funds, expenses, and deduction of Contract charges. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any add-on benefit charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. The base Contract has a different Accumulation Unit value than that of certain combinations of add-on benefits an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value. We cancel Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, Contract surrender, the deduction of advisory fees, and certain other charges we may deduct.

When you make a Premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of add-on benefits you have elected and their respective charges under your Contract. If your Premium payment is received after the close of the New York Stock Exchange, the number of Accumulation Units credited will be determined at the end of the next Business Day.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Premium payment and all required information in Good Order will be used for initial pricing of your Contract Values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Premium payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial professional to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations.

You can make 25 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 25 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•limiting the number of transfers over a period of time;

•requiring a minimum time period between each transfer;

•limiting transfer requests from an agent acting on behalf of one or more Owners; or

•limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your financial professional in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the JNL/Dreyfus Government Money Market Investment Division, Dollar Cost Averaging, Earnings Sweep or the Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Jackson of NY Customer Care Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, subject to our right to terminate electronic or telephone transfer privileges, as described above. For information about your account, please contact the Jackson of NY Customer Care Center. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or online if you elect to have this privilege. Any authorization you (and any joint Owner) provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you, a joint Owner, or your financial professional unless you notify us to the contrary. To notify us, please call us at the Jackson of NY Customer Care Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

You may elect to make partial withdrawals by telephone, provided that we have received your prior written authorization to take instructions over the telephone. The amount of the withdrawal requested cannot exceed 80% of the Contract Value, up to a gross maximum withdrawal of $50,000. Telephone withdrawal requests may only be made by the Owner(s). We reserve the right to discontinue this privilege or implement additional limitations.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s value of an Accumulation Unit for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next Business Day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone the Jackson of NY Customer Care Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer requests made on the same day by calling the Jackson of NY Customer Care Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner’s death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•by making either a partial or total withdrawal,

•by electing the Systematic Withdrawal Program,

•by utilizing the Add-On Benefit Advisory Fee Withdrawal Program,

•by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a total withdrawal you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes and the Monthly Contract Charges. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Premium payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Generally, your withdrawal request must be submitted in writing. You may also submit withdrawal requests online or via telephone if you have provided telephone and electronic authorization according to our administrative rules. For more information, see “Telephone and Internet Transactions” beginning on page 24. We will always accept written withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Investment Division from which you are making the withdrawal. If the Contract Value is less than $500, any withdrawal request will be treated as a total withdrawal. If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions based on the proportion their respective values bear to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount of at least $50 per withdrawal. After your withdrawal, at least $100 must remain in each Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $2,000 will be treated as a request for a total withdrawal.

The Contract is designed for Contract Owners who have hired an investment adviser to manage their Contract Value for a fee. You may authorize payment of the fee from the Contract by following our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable) for direct deduction of advisory fees from Contract Value. Conditions and limitations may apply, so please contact the Jackson of NY Customer Care Center for more information. Our contact information is on the cover page of this prospectus. The investment adviser you engage is acting solely on your behalf. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between you and your adviser, and would be in addition to the fees and expenses described in this prospectus. You are strongly encouraged to discuss the impact of deducting advisory fees directly from your Contract Value with your financial professional before making any elections.

If you elect to pay advisory fees via direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements. These withdrawals are processed as net withdrawals, pro-rata from the investment options in which you are currently allocated. You may terminate authorization for the direct deduction of advisory fees at any time by providing us with written notice of such termination. For more information on the deduction of advisory fees from your Contract Value, please see “Advisory Fees” beginning on page 17, and “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 30.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 36.

Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”). The following description is supplemented by the examples in Appendix F that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Accumulation Benefit which guarantees your Contract Value will be at least equal to a specified amount called the Guaranteed Amount at the end of the Guarantee Term, regardless of market performance. This add-on benefit is available to add to a Contract on the Contract’s Issue Date, or on any Contract Anniversary, subject to availability. This benefit may be appropriate for those individuals who are looking for downside principal protection alongside growth opportunities in volatile markets.

This add-on benefit is available to Owners age 85 and younger on the date on which it is added to the Contract. This add-on benefit is not available on Stretch Contracts or on Contracts where a Death Benefit payout option has been elected by a beneficiary. If you elect this add-on benefit, no Premium will be accepted during a Guarantee Term outside of 90 days following the Issue Date of the Contract. In addition, certain features, such as Dollar Cost Averaging, Earnings Sweep, and Automatic Rebalancing have restrictions and limited functionality associated with the GMAB Fixed Account Option. We may further limit the availability of this add-on benefit.

The Principal Guard GMAB may also be elected on Contracts owned by a legal entity. In such cases, the Annuitant and any Joint Annuitant must both be age 85 or younger when the add-on benefit is elected. The Annuitant (or Joint Annuitants) cannot be changed while the benefit is in effect. For trusts with beneficial Owners, the beneficial Owners must be the Annuitants on the Contract. If there are Joint Annuitants, the Principal Guard GMAB will terminate on the death of the first Joint Annuitant, unless continued by Spousal Continuation.

At election, a certain percentage of Contract Value must be allocated to the GMAB Fixed Account Option pursuant to the GMAB Allocation Requirement discussed in more detail below. The remaining Contract Value may be allocated to any other available Contract Option. If you do not provide allocation instructions for the remaining Contract Value at the time you elect this add-on benefit, we will allocate the remaining Contract Value based on the allocation instructions provided in the application (if elected at issue) or based on the most recent allocation instructions we have on file (if elected on a Contract Anniversary, subject to availability).

Guaranteed Amount. This benefit’s Guaranteed Amount is the minimum Contract Value guaranteed at the end of the elected Guarantee Term. The Contract Value at the end of the Guarantee Term will not be less than the Guaranteed Amount, subject to the requirements of this add-on benefit. The Guaranteed Amount is reflected as a pre-determined percentage (the “Guarantee Percentage” or “Guarantee %”) of the Guarantee Benefit Base.

When this GMAB is added to the Contract on the Issue Date –	The Guarantee Benefit Base equals initial Premium net of any applicable Premium taxes, subject to a maximum of $5 million.
The Guaranteed Amount is equal to the Guarantee % multiplied by the Guarantee Benefit Base.

When this GMAB is added to the Contract on any Contract Anniversary, subject to availability –	The Guarantee Benefit Base equals the Contract Value as of the end of the Business Day on the effective date of the GMAB add-on benefit, subject to a maximum of $5 million.
The Guaranteed Amount is equal to the Guarantee % multiplied by the Guarantee Benefit Base.

The Guarantee Benefit Base can never be more than $5 million. The Guarantee Benefit Base is reduced proportionally for withdrawals taken during the Guarantee Term. For more information on the impact of withdrawals, please see the subsection titled “Withdrawals” below.

There are different Guarantee Percentages available, depending upon the Guarantee Term you elect. We reserve the right to prospectively change the Guarantee Percentages on new Principal Guard GMAB elections (both at issue and when elected on a Contract Anniversary, subject to availability). The current Guarantee Percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-1.html. Please see “Appendix G (Historical Add-On Rates)” to view historical Guarantee Percentages. We reserve the right to prospectively restrict the availability of Guarantee Terms. Therefore, not all Guarantee Percentages may be available at the time you are interested in electing this add-on benefit. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the Guarantee Terms and their associated Guarantee Percentages.

The Guaranteed Amount will be increased by any Premium payments made during the Guarantee Term, net of any applicable Premium taxes. However, please note that the only Premium payments permitted during a Guarantee Term are those Premium payments made within the first 90 days after the Contract’s Issue Date when the Principal Guard GMAB is elected at issue. No additional Premium payments will be permitted during any Guarantee Term beginning on day 91 after your Contract’s Issue Date. If elected post-issue, additional Premium will not be permitted until the end of the Guarantee Term or until the benefit terminates.

All withdrawals including any systematic withdrawals, required minimum distributions (RMDs), and Free Withdrawals will reduce the Guaranteed Amount as described in more detail below.

At the end of the Guarantee Term, if the Contract Value is less than the Guaranteed Amount, the Company will add additional funds to the Contract Value so that the Contract Value equals the Guaranteed Amount.

Guarantee Term. The Guarantee Term is the time period at the end of which the Contract Value is guaranteed to equal the Guaranteed Amount. The Guarantee Term begins on the effective date of the endorsement and ends on the Contract Anniversary coinciding with the end of the selected Guarantee Term. If you elect this add-on benefit when you purchase your Contract, the effective date is the Contract Issue Date. If you elect this add-on benefit on a Contract Anniversary, the effective date is the Contract Anniversary on which it is elected.

We reserve the right to prospectively change the available Guarantee Terms on new Principal Guard GMAB elections (both at issue and when elected on a Contract Anniversary, subject to availability). The current Guarantee Terms are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-1.html. Please see “Appendix G (Historical Add-On Rates)” to view historical Guarantee Terms. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the Guarantee Terms.

This add-on benefit will automatically terminate at the end of the Guarantee Term.

Allocation Requirement. On the effective date of your add-on benefit, we automatically allocate a specified percentage of your Premium (if elected at issue) or Contract Value (if elected on a Contract Anniversary, subject to availability) to the GMAB Fixed Account Option. This specified percentage is called the Allocation Requirement. The Allocation Requirement will not change during the Guarantee Term. The remaining Premium or Contract Value will be allocated to the Investment Divisions based on the most recent allocation instructions that you have provided to us. If your allocation instructions include Investment Divisions that are not available, then we will allocate those amounts to the JNL/Dreyfus Government Money Market Fund.

We reserve the right to prospectively change the Allocation Requirement on new Principal Guard GMAB elections (both at issue and when elected on a Contract Anniversary, subject to availability). The current Allocation Requirements are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-1.html. Please see “Appendix G (Historical Add-On Rates)” to view historical Allocation Requirements.

Withdrawals. Unless you specify otherwise, partial withdrawals will be taken proportionately from all Contract Options to which you are currently allocated, including the GMAB Fixed Account Option. You may request that we deduct in different proportions from any Investment Divisions which you are currently allocated, however, you may not request a withdrawal be deducted from the GMAB Fixed Account Option that exceeds the percentage of Contract Value currently allocated to the GMAB Fixed Account Option on the date of the withdrawal.

Partial withdrawals will impact your GMAB values as follows:

On the date of the partial withdrawal -
The Guarantee Benefit Base is equal to the Guarantee Benefit Base prior to the partial withdrawal, reduced for the withdrawal in the same proportion as the Contract Value is reduced, subject to a maximum of $5 Million.

The Guarantee Percentage is unchanged.
The Guaranteed Amount is equal to the Guarantee Percentage multiplied by the new post-withdrawal Guarantee Benefit Base.

Because the Guarantee Benefit Base is reduced proportionally by partial withdrawals, and the Guaranteed Amount is a percentage of the Guarantee Benefit Base, partial withdrawals ultimately reduce the Guaranteed Amount in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the Guaranteed Amount at the time a partial withdrawal is taken, the partial withdrawal may reduce the Guaranteed Amount by a dollar amount that is greater than the dollar amount withdrawn, in other words, on more than a dollar-for-dollar basis. All withdrawals including any systematic withdrawals, required minimum distributions (RMDs), and Free Withdrawals will reduce the Guaranteed Amount.

While this add-on benefit is in effect, systematic withdrawals may be taken either on a pro rata basis from all Contract Options including the GMAB Fixed Account Option, or, in the alternative, may be requested from specified Contract Options, excluding the GMAB Fixed Account Option.

The direct deduction of advisory fees from Contract Value pursuant to our administrative rules (including the terms of the Add-On Benefit Advisory Fee Withdrawal Program) are not considered withdrawals as described in your Principal Guard GMAB add-on benefit. The payment of advisory fees from Contract Value, even pursuant to our administrative rules, will always reduce Contract Value and the basic death benefit. For more information about the deduction of advisory fees from Contract Value, please see “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 30.

Guaranteed Minimum Accumulation Benefit Fixed Account Option. On the effective date of this add-on benefit, a specified percentage of your Contract Value will be allocated to the GMAB Fixed Account Option in accordance with the add-on benefit’s Allocation Requirement. The GMAB Fixed Account Option is a limited-purpose Fixed Account Option and may not be independently elected. You may not transfer funds into or out of the GMAB Fixed Account Option. The Contract Value in the GMAB Fixed Account Option is credited daily with the current interest rate applicable to the GMAB Fixed Account Option so long as the Contract Value remains in the GMAB Fixed Account Option. The current interest rate applicable to the GMAB Fixed Account Option will be re-determined annually throughout the Guarantee Term, but will never be less than the Fixed Account minimum interest rate. For more information on the Fixed Account minimum interest rate, please see “The GMAB Fixed Account” beginning on page 12.

Subsequent Premium (received within the first 90 days after issue of the Contract when this add-on benefit is elected at issue) will be allocated to the GMAB Fixed Account Option consistent with the Allocation Requirement in effect at the time this add-on benefit is elected. Subsequent Premiums will have the same current interest rate and Guarantee Term and will be subject to the same Allocation Requirement as the initial Premium. Subsequent Premium is not permitted during any Guarantee Term following the first 90 days after issue of your Contract when this add-on benefit is elected.

Monthly Contract charges deducted pro-rata from all Contract Options are also deducted from the GMAB Fixed Account Option. The deduction of these charges will not reduce the Guaranteed Amount. Dollar Cost Averaging (DCA), Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account Option.

When this add-on benefit terminates, as described in more detail below, the Contract Value allocated to the GMAB Fixed Account Option will be reallocated based upon the most recent allocation instructions you provided to us. If your allocation instructions include Investment Divisions that are not available, then we will allocate those amounts to the JNL/Dreyfus Government Money Market Fund.

Transfers. While this add-on benefit is in effect, transfers between Investment Divisions are still permitted in accordance with the provisions of your Contract for the portion of Contract Value that is not required to be allocated to the GMAB Fixed Account Option. We will automatically transfer amounts to or from the GMAB Fixed Account Option, as applicable, upon election, or termination of this add-on benefit. We will not assess transfer charges on these transfers, and they will not count against the free transfers allowed in a Contract Year. With the exception of additional Premium received during the first 90 days following your Contract’s Issue Date (which will be allocated as described below under “Subsequent Premium), we will not transfer funds into or out of the GMAB Fixed Account Option during the Guarantee Term. You may not elect to transfer funds to or from the GMAB Fixed Account Option during the Guarantee Term.

Upon election on a Contract Anniversary, subject to availability, the Contract Value will be reallocated to the GMAB Fixed Account Option on a pro rata basis from all Investment Divisions according to the current Allocation Requirement on the effective date of the add-on benefit.

Subsequent Premium. If this add-on benefit is elected on the Contract’s Issue Date, all Premium received within 90 days of the Issue Date will be subject to the Allocation Requirement for the GMAB Fixed Account Option in effect on the Issue Date. All allocations to the GMAB Fixed Account Option will be added to the same GMAB Fixed Account Option. In other words, only one GMAB Fixed Account Option will exist on a single Contract at a time. As a result, these subsequent allocations will have the same interest rate and Guarantee Term end date as the initial Premium. Interest credited on subsequent Premium is credited daily from the date of receipt.

At the time of any permitted subsequent Premium payment -	The Guarantee Benefit Base is equal to the Guarantee Benefit Base prior to the Premium payment plus the amount of the Premium payment, net of any applicable taxes, subject to a maximum of $5 Million.
The Guaranteed Amount is equal to the Guarantee Percentage multiplied by the new Guarantee Benefit Base.
All future GMAB Charges will be based on the new Guarantee Benefit Base. No retroactive adjustment will be made to previous GMAB Charges.

No additional Premium payments will be permitted during any Guarantee Term after 90 days following your Contract’s Issue Date. We reserve the right to refuse any subsequent Premium.

Spousal Continuation. Upon your death or the death of any joint Owner while the Contract is still in effect with a Contract Value greater than zero, this add-on benefit terminates without value unless the Contract is continued by your spouse. The surviving spouse may not continue the add-on benefit if they are older than 85 on the effective date of the add-on benefit.

Upon continuation of the Contract by a spousal joint Owner or spousal Beneficiary, the add-on benefit will continue unless the spouse elects to terminate it on the continuation date. Thereafter, no GMAB Charge will be assessed. If the spouse does not elect to terminate this add-on benefit on the continuation date, the add-on benefit will be continued, all add-on benefit values will be unaffected, and the end date of the current Guarantee Term will be unchanged.

Termination. This add-on benefit terminates subject to a prorated GMAB Charge assessed for the period since the last monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the Guaranteed Amount you would have received under this add-on benefit.

•The date of the Owner’s death (or any joint Owner’s death), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with this add-on benefit;

•The continuation date if the spousal Beneficiary elects to continue the Contract without this add-on benefit;

•The end of the Guarantee Term; or

•The date all obligations for payment under this add-on benefit are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This add-on benefit may not otherwise be terminated independently from termination of the Contract.

Upon termination of this add-on benefit either at the end of the Guarantee Term or at the time of your request, the Contract Value in the GMAB Fixed Account Option will be reallocated to the Investment Divisions based upon the most recent allocation instructions you provided to us. If your allocation instructions include Investment Divisions that are not available, then we will allocate those amounts to the JNL/Dreyfus Government Money Market Fund.

Contract Value is Zero. If, while this add-on benefit is in effect, your Contract Value is reduced to zero as the result of the deduction of charges, the Guaranteed Amount will be paid automatically to you and the add-on benefit will terminate.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount of at least $50 per withdrawal, a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.

Add-On Benefit Advisory Fee Withdrawal Program. If you have elected an eligible add-on benefit, and would like to arrange to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional under our administrative rules, you must also utilize this Add-On Benefit Advisory Fee Withdrawal Program. This program will permit the payment of advisory fees, under our administrative rules, up to an annual amount of 1.25% of Contract Value without negatively impacting your eligible add-on benefit(s). We will calculate the percentage of Contract Value as A divided by B for each withdrawal of advisory fees taken, where:

A = the amount withdrawn for the advisory fee; and

B = the Contract Value at the end of the Business Day prior to the initiation of an advisory fee withdrawal.

The Add-On Benefit Advisory Fee Withdrawal Program is available to Owners who have elected an eligible add-on benefit. Withdrawals made pursuant to the Add-On Benefit Advisory Fee Withdrawal Program for the purpose of paying an advisory fee to your financial professional will not be treated as withdrawals as described in any eligible add-on benefit attached to your Contract, subject to the following:

•advisory fee withdrawals must be authorized in writing by you on a form provided by us, authorizing us to accept and execute instructions from your third-party financial professional to make withdrawals from your Contract to pay advisory fees pursuant to a written agreement between you and your third-party financial professional;

•the sum of all advisory fee withdrawals during a Contract Year will not be allowed to exceed 1.25% of Contract Value;

•advisory fee withdrawals will always reduce Contract Value;

•advisory fee withdrawals will only be allowed if the withdrawal does not bring the Contract Value below the contract minimums;

•withdrawals other than for the purpose of paying advisory fees are not protected under the Add-On Benefit Advisory Fee Withdrawal Program, and remain subject to all of the contractual provisions applicable to withdrawals under your Contract and any add-on benefits you’ve elected.

The Add-On Benefit Advisory Fee Withdrawal Program will terminate at the earlier of:

•the date your Contract is terminated;

•the date we process your written notice to terminate the program;

•the date, after issue of the Contract, on which you elect an ineligible add-on benefit; and

•the date all eligible add-on benefits are terminated.

It is important to note that deductions to pay advisory fees (including under this Add-On Benefit Advisory Fee Withdrawal Program) will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements.

For more information on which add-on benefits are eligible or ineligible for the Add-On Benefit Advisory Fee Withdrawal Program, please see “Benefits Available Under the Contracts” beginning on page 15, or contact your financial professional. For examples of how direct deduction of advisory fees under the Add-On Benefit Advisory Fee Withdrawal Program work in connection with your add-on benefits, please see Appendix D (GMDB Prospectus Examples).

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•the SEC, by order, may permit for the protection of Contract Owners.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day on which those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase, and you will no longer be able to make withdrawals of Contract Value. You can choose the Income Date and an income option, but the Income Date must be at least 13 months after the Contract’s Issue Date. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by the Contract Anniversary on which the Owner will be 95 years old, or by such date allowed by the Company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation.

Generally, required minimum distributions under a traditional Individual Retirement Annuity, qualified plans, and Tax-Sheltered Annuities must commence no later than April 1st of the calendar year in which you attain the applicable age as noted in the table below or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

The triggering age at which you must begin taking distributions under traditional Individual Retirement Annuities, qualified plans and Tax-Sheltered Annuities change periodically. See below for a table of past age requirements and planned future changes to age requirements for beginning these required minimum distributions.

If you were born:	Your “applicable age” is:
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. If you do not choose how to receive your income payments, your income payments will be variable payments based on the Investment Divisions. Income payments at the time of their commencement will not be less than those that would be provided by the application of your withdrawal value to purchase a single premium immediate annuity contract from us at the rates currently offered to annuitants in the same class as you on the Income Date. 100% of the Contract Value allocated to the Separate Account will be applied to Fixed Annuity Payments if elected.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump-sum payment. The frequency of payments you select will have an impact on the amount of each income payment. For example, an election to receive monthly payments will result in lower payment amounts than an election to receive annual payments. Similarly, an election to receive payments over a longer designated period will result in lower payment amounts than an election to receive payments over a shorter designated period. For income payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each income payment should be greater than payments based on younger Annuitants. If you have less than $2,000 to apply toward an income option, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $20, we may set the frequency of payments so that the first payment would be at least $20.

Fixed Income Payments. If you choose to receive fixed payments, the amount of each income payment will be determined by applying the portion of your Contract Value allocated to fixed payments, less any applicable Premium taxes, to the rates in the annuity tables contained in the Contract applicable to the income option chosen. If the current annuity rates provided by us on contracts of this type would be more favorable to you, the current rates will be used.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•the amount of any applicable Premium taxes deducted from your Contract Value on the Income Date;

•which income option you select; and

•the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed net investment rate of 1.0% and, if you select an income option with a life contingency, the age and gender of the Annuitant.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed net investment rate, then your income payments will increase; if that performance is less than the assumed net investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). Each income option is available as fixed payments or variable payments.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you die prior to the date the second payment is due. If you die after the Income Date but before the first monthly payment, the amount allocated to the income option will be paid to your Beneficiary.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor. If you and the person who is the joint life both die after the Income Date but before the first monthly payment, the amount allocated to the income option will be paid to your Beneficiary.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant’s life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining guaranteed payments, a single lump sum may be requested, which will be equal to the present value of the remaining guaranteed payments (as of the date of calculation) discounted at an interest rate that will be equal to the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining guaranteed payments, a single lump sum may be requested, which will be equal to the present value of the remaining guaranteed payments (as of the date of calculation) discounted at an interest rate that will be equal to the rate used to calculate the initial payment.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a basic death benefit, which is payable during the accumulation phase. Instead you may choose an add-on death benefit for an additional charge. The add-on death benefit is only available at the time you apply for a Contract. In addition, once an add-on death benefit is chosen, it cannot be canceled. The add-on death benefit will terminate upon the death of the Owner.

The death benefit is due following our receipt of all required documentation in Good Order. Required documentation includes proof of death, a claim form, and any other documentation we reasonably require. If we have received proof of death and any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive from that Beneficiary a claim form with a payment option elected. If we have not received proof of death or any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive any remaining required documentation. As a result, market fluctuation may cause the calculation of a Beneficiary’s death benefit share to differ from the calculation of another Beneficiary’s death benefit share. We will pay interest on a Beneficiary’s death benefit share as required by law.

We will pay the Contract's basic death benefit unless you have elected an add-on death benefit. If the Contract includes a guaranteed minimum death benefit, we will, according to the Contract's current allocation instructions on file, deposit into the Contract's Investment Divisions the amount by which the guaranteed minimum death benefit exceeds the Contract's account value established at the close of business on the date we receive all documentation in Good Order from the first Beneficiary to submit a claim form.

Basic Death Benefit. The basic death benefit is payable during the accumulation phase. The death benefit equals your Contract Value on the date we receive all required documentation from your Beneficiary. All withdrawals, including the direct deduction of advisory fees from Contract Value, will reduce the basic death benefit.

If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

Add-On Death Benefit. An add-on death benefit is available, which is designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for this add-on death benefit, and because you cannot change your selection, please be sure that you have read about and understand the Contract’s basic death benefit before selecting the add-on death benefit. The Return of Premium GMDB is available if you are 85 years of age or younger on the Contract’s Issue Date. The older you are at the time of selection, the less advantageous it would be for you to select the add-on death benefit. The add-on death benefit is subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

For purposes of the add-on death benefit, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%.

Following are the calculations for the add-on death benefit, which show how the value for the benefit is determined. The following GMDB’s features are supplemented by the examples in “Appendix D (GMDB Prospectus Examples)”.

Return of Premium Guaranteed Minimum Death Benefit (“Return of Premium GMDB”) changes your basic death benefit during the accumulation phase of your Contract to the greater of:

a.your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

b.all Premiums paid into the Contract (net of any applicable premium taxes and charges), reduced for withdrawals (including any applicable adjustments) in proportion to the reduction in the Contract Value at the time of the withdrawal.

The Return of Premium GMDB Benefit Base will be determined at the end of any Business Day, and is equal to all Premiums (net of any applicable Premium tax) paid into the Contract, reduced by any withdrawals (including any applicable adjustments for such withdrawals). All adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn reduce the death benefit in the same proportion that the Contract Value was reduced on the date of the withdrawal. If the Contract Value is lower than the GMDB benefit base on the date of a withdrawal, that withdrawal may reduce the GMDB benefit base by more than the dollar amount of the withdrawal. For example, if the Contract Value is $80,000 and Premium is $100,000 prior to a withdrawal of $8,000, the withdrawal will reduce Premium to $90,000 using the formula $100,000 - ($100,000 x $8,000/$80,000).

Election of this Return of Premium GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Withdrawals may prematurely reduce the value of this Return of Premium Death Benefit.

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, Premium payments subsequent to such election will not be allowed. For more information, please see “Death Benefit Charges”.

Please note that if you elect this add-on benefit, ownership changes are allowed, but Covered Lives cannot be changed. Under this GMDB, the original Owner and any joint Owner are the Covered Lives. If the Owner is a legal entity, the Annuitant (and any joint Annuitant) named at election of the GMDB is a Covered Life.

Unlike the basic death benefit, this add-on death benefit may provide value on or after the Income Date. Payment under this add-on death benefit will only be made if you wait until the Latest Income Date to begin receiving income payments. If the Income Date is before the Latest Income Date, then this add-on death benefit terminates, and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to:

a.the GMDB Benefit Base on the Latest Income Date; less

b.the Contract Value on the Latest Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of any Covered Life’s death is received by the Company in Good Order. If the Covered Life is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment. The above GMDB’s features are supplemented by the examples in “Appendix D (GMDB Prospectus Examples).”

Payout Options. The basic death benefit and add-on death benefit can be paid under one of the following payout options:

•single lump-sum payment;

•payment of entire death benefit within 5 years of the date of death;

•on non-qualified contracts or for spousal Beneficiaries or Eligible Designated Beneficiaries on qualified contracts, payment of the entire death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death on non-qualified contracts; or

•on qualified contracts, payment of the entire death benefit under an income option over a period not extending beyond ten (10) years, with distribution beginning within the calendar year following the calendar year of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

If the Beneficiary elects to receive the death benefit as an income option, the Beneficiary must make that a payout option election within 60 days of the date we receive proof of death and payments of the death benefit must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. If no payout option is selected, the entire death benefit will be paid within 5 years of the Owner’s date of death. The death benefit will remain invested in the Investment Divisions in accordance with the allocation instructions given by the Owner until a payout option is selected, or new instructions are received from the Beneficiary after the claim is processed. For more information, please see “Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death.

Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Spousal Continuation Option, no death benefit will be paid at that time. Moreover, except as described below, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate the continuation adjustment amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary’s written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. See your financial professional for information regarding the availability of the Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse may elect to terminate any existing GMAB on the Continuation Date, and no further GMAB charges will be deducted. If your spouse does not elect to terminate a GMAB on the Continuation Date, the GMAB will continue, GMAB charges will continue to be deducted, and the GMAB may not subsequently be terminated independently from the Contract until the end of the Guarantee Term. For more information, please see “Guaranteed Minimum
Accumulation Benefit (“Principal Guard GMAB”)” beginning on page 26.

If your spouse elects to continue the Contract, any add-on Guaranteed Minimum Death Benefit will terminate upon the death of the Owner.

The Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre-selected Death Benefit Option the Contract cannot be continued under the Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a legal entity (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

Stretch Contracts. The beneficiary of death benefit proceeds from another company’s non-qualified annuity contract or the eligible designated beneficiary (as defined by the Internal Revenue Code and implementing regulations) of death benefit proceeds from another company’s non-qualified annuity contract or plan, may use the death benefit proceeds to purchase a Contract (“Stretch Contract”) from us. The beneficiary of the prior contract or plan (“Beneficial Owner”) must begin taking distributions, or must have begun taking distributions under the prior contract or plan, within one year of the decedent’s death. The distributions must be taken over a period not to exceed the life expectancy of the Beneficial Owner, and the distributions must satisfy the minimum distribution requirements resulting from the decedent’s death as defined by the Internal Revenue Code and implementing regulations. (See “Non-Qualified Contracts – Required Distributions” on page 37.) Upon the Beneficial Owner’s death, under a tax-qualified Stretch Contract, the designated Beneficiary must distribute the Contract Value on or before the end of the 10th year after the Beneficial Owner’s death. Withdrawals in excess of the minimum distribution requirements may be taken at any time.

The rights of Beneficial Owners are limited to those applicable to the distribution of the death benefit proceeds. Add-on benefits are not available.

Special requirements apply to non-qualified Stretch Contracts. All Premium payments must be received in the form of a full or partial 1035 exchange of the death benefit proceeds from a non-qualified annuity contract and other forms of Premium payments are not permitted. Joint ownership is not permitted. Please read the Contract and accompanying endorsement carefully for more information about these and other requirements.

Elections of the Principal Guard GMAB are not permitted on Stretch Contracts.

TAXES

The following is only general information and is not intended as tax advice to any individual. Jackson of NY does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. It should be understood that the following discussion is not exhaustive and that other special rules may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws or to compare the tax treatment of the Contracts to the tax treatment of any other investment. You are responsible for determining whether your purchase of a Contract, withdrawals, income payments, and any other transactions under your Contract satisfy applicable tax law. Additional tax information is included in the Statement of Additional Information (“SAI”). You should consult your own tax advisor as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own advisor regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract. Some broker-dealers only offer the Contracts as non-qualified contracts. Some broker-dealers only offer the Contracts as non-qualified contracts.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans, assignments, or pledges based on a non-qualified contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified contract is generally treated as a non-taxable return of Premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

•paid on or after the date you reach age 59 1/2;

•paid to your Beneficiary after you die;

•paid if you become totally disabled (as that term is defined in the Code);

•paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•paid under an immediate annuity; or

•which come from Premiums made prior to August 14, 1982.

As of 2013, the taxable portion of distributions from a non-qualified annuity contract are considered investment income for purposes of the Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of unmarried taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisors for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified contract issued after January 18, 1985 to provide that (a) if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if an Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. A surviving spouse must meet the requirements under federal tax law to continue the contract.

Non-Qualified Contracts - 1035 Exchanges. Under Section 1035 of the Code, you can purchase a variable annuity contract through a tax-free exchange of another annuity contract, or a life insurance or endowment contract. For the exchange to be tax-free under Section 1035, the owner and annuitant must be the same under the original annuity contract and the Contract issued to you in the exchange. If the original contract is a life insurance contract or endowment contract, the owner and the insured on the original contract must be the same as the owner and annuitant on the Contract issued to you in the exchange. Under certain circumstances, partial withdrawals may be treated as a tax-free “partial 1035 exchange” (please see the SAI for more information).

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. The Code also imposes required minimum distributions for tax-qualified contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified contract will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to Premium payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•reaches age 59 1/2;

•leaves his/her job;

•dies;

•becomes disabled (as that term is defined in the Code); or

•experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor. See SAI for additional details about Roth IRAs.

Constructive Withdrawals – Investment Adviser Fees. In 2019, we obtained a private letter ruling (“PLR”) from the Internal Revenue Service recognizing our ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts.

Pursuant to the guidance provided by the Internal Revenue Service, we only permit the deduction of investment adviser fees from a contract in the following circumstances:

•The contract is an advisory fee product;

•A written contract exists between the registered investment adviser and the contract owner;

•During the time that the contract owner authorizes us to deduct advisory fees directly from the contract and automatically transmit them to a registered investment adviser, the contract will be solely liable for the fees and the fees will not be paid directly by the owner;

•The fees are paid directly from the annuity contract to the registered investment adviser;

•The fees do not exceed an amount equal to an annual rate of 1.50% of the contract’s cash value.

When these requirements are met, we will not treat such a deduction of fees as a taxable distribution. In order to prevent negative tax consequences, these deductions are only permitted if the above requirements are met. Any withdrawals taken by a contract owner in scenarios that do not conform to the above requirements will be treated as any other partial withdrawal from the contract, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax advisor prior to making any assignment of your Contract.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The total value of the Contract assigned or pledged that exceeds the aggregate Premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed in connection with Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. The Code requires the Qualified Contract to be nontransferable.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson of NY regarding the availability of a particular investment option and other than the Contract Owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an adviser in its sole and absolute discretion. See Revenue Rule 2003-91 and the SAI for additional details.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)    one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)    a required minimum distribution; or

(c)    a hardship withdrawal.

Jackson of NY reserves the right to change tax reporting practices where it determines that a change is necessary to comply with federal or state tax rules (whether formal or informal).

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Definition of Spouse. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

JACKSON OF NY TAXATION

We reserve the right to deduct from the Contract Value any taxes attributed to the Contract and paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0% to 2%, which are applicable only in certain jurisdictions. We will determine when taxes relate to the Contract.

We may pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. We will withhold taxes required by law from any amounts payable from this Contract.

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions (each a “Designated Option”) from any of the Investment Divisions (each a “Source Option”).

In the case of transfers from Investment Divisions with a less volatile unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Dollar Cost Averaging. Certain restrictions may apply.

The GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

Earnings Sweep. You can choose to have your earnings transferred automatically on a monthly basis from the JNL/Dreyfus Government Money Market Investment Division into other Investment Divisions. Earnings Sweep may only be added within 30 days of the Issue Date of your Contract.

There is no charge for Earnings Sweep. You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Earnings Sweep. Certain restrictions may apply.

The GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

Guidance Model Portfolios. The Elite Access Advisory II Guidance Model Portfolios may be offered to you through your financial professional at no additional cost to assist in diversifying your investment across various asset classes of the available Investment Divisions (the “Guidance Model Portfolios” or “Models”). The Guidance Model Portfolios allow you to choose from ten Models designed to assist in meeting your stated investment goals. Each Guidance Model Portfolio is comprised of a carefully selected combination of Investment Divisions representing various asset classes. The Models allocate among the various asset classes to attempt to match certain combinations of investors’ investment time horizon and risk comfort level. Please consult your financial professional for more information about investment based on the Guidance Model Portfolios.

Electing a Guidance Model Portfolio

Your financial professional is available to assist you in electing a Guidance Model Portfolio when you purchase your variable annuity or if after Contract issue. You should determine, with the assistance of your financial professional, as needed, which Model is most appropriate for you based on your financial needs, risk comfort level and investment time horizon. You may request to discontinue the use of a Model by notifying your financial professional who will advise you on how to execute your decision.

You may also choose to invest gradually into a Guidance Model Portfolio through the Dollar Cost Averaging (DCA) program. Please see “Dollar Cost Averaging” above.

You may invest in more than one Guidance Model Portfolio at a time and also invest in other Investment Divisions that are not part of the Guidance Model Portfolios. If you split your investment in one or more Guidance Model Portfolios, your investment may no longer be consistent with the Guidance Model Portfolio’s intended objectives. Additionally, if you invest in any Investment Divisions in addition to investing in a Guidance Model Portfolio, such an investment may not be or remain consistent with the Guidance Model Portfolio’s intended objectives you selected. Therefore, if you invest in a Guidance Model Portfolio, you should speak with your financial professional before investing in other Investment Divisions that are not part of the Guidance Model Portfolios.

You may request withdrawals, as permitted by your Contract, which will be taken proportionately from each of the allocations in the selected Guidance Model Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Investment Divisions in the Guidance Model Portfolio, your investment may no longer be consistent with the Guidance Model Portfolio’s intended objectives. Withdrawals will be subject to the usual tax consequences.

As further discussed with your financial professional, you can transfer 100% of your investment from each Guidance Model Portfolio to other Guidance Model Portfolios at any time; you will be transferred into the then current Models available. As a result of your transfer, you will need to update your allocation instructions on file with respect to subsequent Premium payments and, if applicable, DCA allocation instructions and Rebalancing instructions, if you want to reflect your new Model selection. Transfers where allocation and balancing instructions are not applicable, such as transfers of partial investments in a Model or transfers to multiple Models will require more detailed accompanying new instructions. Transfers in excess of 25 in a Contract Year may be subject to a charge (see “Transfer Charge” on page 17).

New Guidance Model Portfolios may be configured from time to time. The existing Models will remain unchanged. Thus, once you invest in a Model, the percentages of your Contract Value allocated to each Investment Division within the selected Model will not be changed by us. Any subsequent Premium payments will be invested in the same Guidance Model Portfolio as your existing Model and will not be invested in the then current Guidance Model Portfolios allocations, unless we receive specific written instructions to change to a new Guidance Model Portfolio. Your financial professional can provide you with information regarding the availability and nature of any new Guidance Model Portfolios and your selection of ones that meet your needs and goals. You should speak with your financial professional about how to keep the Investment Division allocations in your Guidance Model Portfolio in line with your investment goals over time.

Please see “Dollar Cost Averaging” above and “Rebalancing” below.

A subsequent Premium payment will be invested in the same Guidance Model Portfolio as your current investment unless we receive different instructions from you. You should consult with your financial professional to determine if you should update your allocation instructions, DCA target allocation instructions and/or Rebalancing program instructions on file when you make a subsequent Premium payment.

You can elect to have your investment in the Guidance Model Portfolios rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Investment Divisions of the Model you selected. Over time, the Guidance Model Portfolio you select may no longer align with its original investment objective due to the effects of Investment Division performance and changes in the Investment Division’s investment objectives. Therefore, if you do not elect to have your investment in the Guidance Model Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Guidance Model Portfolio’s intended objectives. In addition, your investment goals, financial situation and risk comfort level may change over time. You should consult with your financial professional about how to keep your Guidance Model Portfolio’s allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying Funds invested in by the Investment Divisions in the Models may mean that, over time, the Models no longer are consistent with their original investment goals.

Important Information about the Guidance Model Portfolios

The Guidance Model Portfolios are not intended as investment advice about investing in the Investment Divisions, and we do not provide investment advice regarding whether a Guidance Model Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Guidance Model Portfolio. The Guidance Model Portfolios do not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Guidance Model Portfolios may have been built. Also, allocation to a single asset class may outperform a Model, so that you could have better investment returns investing in a single asset class than in a Guidance Model Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Investment Division chosen for a particular Guidance Model Portfolio will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Guidance Model Portfolios represent suggested allocations that are provided to you as general guidance through your financial professional. You should work with your financial professional in determining if one of the Guidance Model Portfolios meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific Guidance Model Portfolios can be obtained from your financial professional.

We reserve the right to change the Investment Divisions and/or allocations to certain Investment Divisions in each Model to the extent that Investment Divisions or the Funds in which they invest are liquidated, substituted, merged or otherwise reorganized.

We reserve the right to modify, suspend or terminate the Guidance Model Portfolios at any time. You should consult your financial professional with respect to the current availability of Guidance Model Portfolios.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing. You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Rebalancing. Certain restrictions may apply.

The GMAB Fixed Account Option is not available as a source or target option in connection with this benefit.

Free Look. You may return your Contract to the selling agent or us within twenty days after receiving it. Upon receipt of your Contract, we will refund the Contract Value determined as of the Business Day on which the Contract is returned to the selling agent or the Company, including any fees or other charges deducted from the premiums or imposed under the Contract.

We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Premium payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•Standardized average annual total return is calculated in accordance with SEC guidelines.

•Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance may reflect the deduction of the Monthly Contract Charges.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in any applicable law, or otherwise as we deem necessary. Your written consent will be obtained prior to changing any terms and conditions of the Contract in a manner that diminishes your rights and/or benefits under the Contract.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing promptly upon receipt of the statement so that we can make any appropriate adjustments.

Delivery of Fund Reports. Beginning with the N-CSR filing for the period ended June 30, 2024, you will no longer receive a notice each time a report is posted. In accordance with recent regulatory changes, Jackson of NY will be providing you with individual Tailored Shareholder Reports (“TSRs”) for each of your Investment Divisions via your preferred delivery method. You can request paper copies of the Funds’ annual and semi-annual TSRs or the Trust’s Financial Statements. Both the TSRs and the Trust’s Financial Statements will also be made available on our website (www.jackson.com). You may elect to receive all future annual and semi-annual TSRs in paper free of charge. You can inform Jackson of NY that you wish to receive paper copies of those reports by contacting Jackson of NY as described on the cover page of this prospectus. Your election to receive these TSRs will apply to all Funds described herein.

Legal Proceedings. Jackson National Life Insurance Company (Jackson of NY’s parent) and its subsidiaries are defendants in a number of civil proceedings arising in the ordinary course of business and otherwise. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson of NY’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

Rule 12h-7 Reliance. Jackson of NY is relying on Securities and Exchange Commission (“SEC”) Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds (all Class A shares) available under the Contract, which is subject to change, as discussed in the prospectus. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. You can find the prospectuses and other information about the Funds online at https://www.jackson.com/fund-literature.html. You can also request this information at no cost by calling 1-800-599-5651 or by sending an email request to ProspectusRequest@jackson.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Allocation	JNL/American Funds Balanced Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.90%[2]	16.05%	7.93%	7.41%
Fixed Income	JNL/American Funds Bond Fund of America Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.83%[2]	0.87%	N/A	N/A
Allocation	JNL/American Funds Capital Income Builder Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.96%[2]	9.77%	5.58%	N/A
Fixed Income	JNL/American Funds Capital World Bond Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.05%[2]	(3.34)%	(2.73)%	(0.39)%
International/Global Equity	JNL/American Funds Global Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.06%[2]	13.23%	9.37%	10.40%
International/Global Equity	JNL/American Funds Global Small Capitalization Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.23%[2]	2.05%	2.67%	5.47%
U.S. Equity	JNL/American Funds Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	31.26%	18.46%	16.19%
U.S. Equity	JNL/American Funds Growth-Income Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	23.75%	12.59%	11.77%
International/Global Equity	JNL/American Funds International Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.17%[2]	2.74%	0.84%	3.61%
International/Global Equity	JNL/American Funds New World Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.26%[2]	6.09%	4.08%	5.78%
U.S. Equity	JNL/American Funds® Washington Mutual Investors Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.91%[2]	18.64%	11.76%	9.86%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Alternative	JNL Multi-Manager Alternative Fund
	(Boston Partners Global Investors, Inc.; DoubleLine Capital LP; First Pacific Advisors, LP; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; and Westchester Capital Management, LLC)	2.22%[2]	9.59%	3.85%	N/A
International/Global Equity	JNL Multi-Manager Emerging Markets Equity Fund
	(GQG Partners LLC, Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc. (Sub-Sub-Adviser: T. Rowe Price Hong Kong Limited); and WCM Investment Management, LLC)	1.23%	4.58%	(0.98)%	1.34%
Fixed Income	JNL Multi-Manager Floating Rate Income Fund
	(PPM America, Inc.; FIAM LLC)	0.93%	8.13%	3.98%	3.77%
International/Global Equity	JNL Multi-Manager International Small Cap Fund
	(Baillie Gifford Overseas Limited; Causeway Capital Management LLC; and WCM Investment Management, LLC)	1.22%	4.98%	6.45%	N/A
U.S. Equity	JNL Multi-Manager Mid Cap Fund
	(Champlain Investment Partners, LLC; Kayne Anderson Rudnick Investment Management, LLC; Nuance Investments, LLC; and Victory Capital Management Inc.)	1.09%	6.97%	7.39%	N/A
U.S. Equity	JNL Multi-Manager Small Cap Growth Fund
	(BAMCO, Inc.; Driehaus Capital Management LLC; Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Segall Bryant & Hamill, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC)	0.98%	9.66%	5.79%	8.50%
U.S. Equity	JNL Multi-Manager Small Cap Value Fund
	(Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Reinhart Partners, Inc.; River Road Asset Management, LLC; and WCM Investment Management, LLC)	1.09%	9.46%	8.63%	7.24%
U.S. Equity	JNL Multi-Manager U.S. Select Equity Fund
	(GQG Partners LLC and WCM Investment Management, LLC)	0.98%	35.25%	N/A	N/A
Allocation	JNL Moderate ETF Allocation Fund
	(Mellon Investments Corporation)	0.82%	6.79%	3.53%	4.27%
Allocation	JNL Moderate Growth ETF Allocation Fund
	(Jackson National Asset Management, LLC)	0.82%	9.10%	5.26%	5.79%
Allocation	JNL Growth ETF Allocation Fund
	(Jackson National Asset Management, LLC)	0.83%	11.26%	6.76%	7.10%
Allocation	JNL/American Funds Moderate Allocation Fund
		0.97%	N/A	N/A	N/A
Allocation	JNL/American Funds Moderate Growth Allocation Fund
		0.98%	9.66%	5.91%	6.47%
Allocation	JNL/American Funds Growth Allocation Fund
		0.99%	12.80%	7.80%	8.26%
International/Global Equity	JNL/AB Sustainable Global Thematic Fund
	(AllianceBernstein L.P.)	1.21%	6.11%	N/A	N/A
U.S. Equity	JNL/AQR Large Cap Defensive Style Fund
	(AQR Capital Management, LLC)	0.86%	15.32%	9.71%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Allocation	JNL/BlackRock Global Allocation Fund
	(BlackRock Investment Management, LLC; Sub-Sub-Adviser BlackRock International Limited)	1.06%	9.38%	6.10%	5.49%
Alternative	JNL/BlackRock Global Natural Resources Fund
	(BlackRock International Limited)	0.99%	(3.58)%	8.74%	3.07%
U.S. Equity	JNL/BlackRock Large Cap Select Growth Fund
	(BlackRock Investment Management, LLC)	0.83%[2]	31.48%	15.31%	14.63%
International/Global Equity	JNL/Causeway International Value Select Fund
	(Causeway Capital Management LLC)	0.97%	4.49%	7.45%	5.71%
U.S. Equity	JNL/ClearBridge Large Cap Growth Fund
	(ClearBridge Investments, LLC)	0.93%	27.55%	14.50%	N/A
Sector Equity	JNL/Cohen & Steers U.S. Realty Fund
	(Cohen & Steers Capital Management, Inc.)	1.03%	4.46%	3.28%	N/A
International/Global Equity	JNL/DFA International Core Equity Fund
	(Dimensional Fund Advisors LP)	0.90%	3.94%	4.70%	N/A
U.S. Equity	JNL/DFA U.S. Core Equity Fund
	(Dimensional Fund Advisors LP)	0.80%	20.40%	12.80%	11.35%
U.S. Equity	JNL/DFA U.S. Small Cap Fund
	(Dimensional Fund Advisors LP)	0.98%	9.24%	9.67%	8.24%
Fixed Income	JNL/DoubleLine® Core Fixed Income Fund
	(DoubleLine Capital LP)	0.78%	2.29%	(0.32)%	1.39%
Fixed Income	JNL/DoubleLine® Emerging Markets Fixed Income Fund
	(DoubleLine Capital LP)	1.08%	6.82%	0.62%	N/A
U.S. Equity	JNL/DoubleLine® Shiller Enhanced CAPE® Fund
	(DoubleLine Capital LP)	0.98%	13.06%	9.44%	N/A
Fixed Income	JNL/DoubleLine® Total Return Fund
	(DoubleLine Capital LP)	0.83%	2.56%	(0.85)%	1.07%
Fixed Income	JNL/Dreyfus Government Money Market Fund
	(Mellon Investments Corporation)	0.56%	4.77%	2.04%	1.29%
Fixed Income	JNL/Fidelity Institutional Asset Management® Total Bond Fund
	(FIAM LLC)	0.79%	1.76%	0.23%	1.39%
Alternative	JNL/First Sentier Global Infrastructure Fund
	(First Sentier Investors (Australia) IM Ltd)	1.14%	5.64%	2.55%	3.11%
Allocation	JNL/Franklin Templeton Income Fund
	(Franklin Advisers, Inc.)	0.92%	6.38%	4.95%	5.09%
U.S. Equity	JNL/Goldman Sachs 4 Fund
	(Goldman Sachs Asset Management, L.P)	0.70%	19.21%	11.46%	9.31%
International/Global Equity	JNL/GQG Emerging Markets Equity Fund
	(GQG Partners LLC)	1.33%	5.03%	6.59%	N/A
U.S. Equity	JNL/Invesco Diversified Dividend Fund
	(Invesco Advisers, Inc.)	0.98%	12.59%	7.42%	N/A
International/Global Equity	JNL/Invesco Global Growth Fund
	(Invesco Advisers, Inc.)	0.97%	15.83%	9.33%	9.68%
U.S. Equity	JNL/Invesco Small Cap Growth Fund
	(Invesco Advisers, Inc.)	1.04%	16.72%	7.29%	8.20%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Allocation	JNL/JPMorgan Global Allocation Fund
	(J.P. Morgan Investment Management Inc.)	1.06%[2]	8.36%	3.76%	4.35%
Alternative	JNL/JPMorgan Hedged Equity Fund
	(J.P. Morgan Investment Management Inc.)	0.96%	17.86%	9.92%	N/A
U.S. Equity	JNL/JPMorgan MidCap Growth Fund
	(J.P. Morgan Investment Management Inc.)	0.89%	14.12%	10.99%	11.61%
Alternative	JNL/JPMorgan Nasdaq® Hedged Equity Fund
	(J.P. Morgan Investment Management Inc.)	1.00%	N/A	N/A	N/A
Fixed Income	JNL/JPMorgan U.S. Government & Quality Bond Fund
	(J.P. Morgan Investment Management Inc.)	0.70%	1.15%	(0.52)%	0.85%
U.S. Equity	JNL/JPMorgan U.S. Value Fund
	(J.P. Morgan Investment Management Inc.)	0.88%	14.72%	8.26%	7.09%
International/Global Equity	JNL/Lazard International Quality Growth Fund
	(Lazard Asset Management LLC)	1.06%	0.59%	3.17%	4.98%
International/Global Equity	JNL/Loomis Sayles Global Growth Fund
	(Loomis, Sayles & Company, L.P.)	1.00%	22.45%	11.90%	N/A
Fixed Income	JNL/Lord Abbett Short Duration Income Fund
	(Lord, Abbett & Co. LLC)	0.80%	5.10%	N/A	N/A
U.S. Equity	JNL/Mellon DowSM Index Fund
	(Mellon Investments Corporation)	0.65%	14.21%	9.82%	10.86%
International/Global Equity	JNL/Mellon Emerging Markets Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.77%[2]	5.56%	1.10%	2.97%
International/Global Equity	JNL/Mellon World Index Fund
	(Mellon Investments Corporation)	0.65%	18.04%	10.82%	8.72%
U.S. Equity	JNL/Mellon Nasdaq® 100 Index Fund
	(Mellon Investments Corporation)	0.64%	25.09%	19.43%	17.07%
U.S. Equity	JNL/Mellon S&P 500 Index Fund
	(Mellon Investments Corporation)	0.52%	24.39%	13.95%	12.53%
U.S. Equity	JNL/Mellon S&P 400 MidCap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[2]	13.34%	9.74%	9.10%
U.S. Equity	JNL/Mellon Small Cap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[2]	8.03%	7.78%	8.18%
International/Global Equity	JNL/Mellon International Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.61%[2]	2.92%	4.25%	4.83%
Fixed Income	JNL/Mellon Bond Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.57%[2]	0.70%	(0.88)%	0.74%
U.S. Equity	JNL/Mellon U.S. Stock Market Index Fund
	(Mellon Investments Corporation)	0.61%	23.39%	13.36%	N/A
Sector Equity	JNL/Mellon Communication Services Sector Fund
	(Mellon Investments Corporation)	0.65%	38.44%	12.56%	10.95%
Sector Equity	JNL/Mellon Consumer Discretionary Sector Fund
	(Mellon Investments Corporation)	0.64%	24.70%	14.81%	13.12%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector Equity	JNL/Mellon Consumer Staples Sector Fund
	(Mellon Investments Corporation)	0.65%	13.52%	7.48%	N/A
Sector Equity	JNL/Mellon Energy Sector Fund
	(Mellon Investments Corporation)	0.64%	5.96%	11.60%	3.55%
Sector Equity	JNL/Mellon Financial Sector Fund
	(Mellon Investments Corporation)	0.64%	30.37%	10.52%	10.55%
Sector Equity	JNL/Mellon Healthcare Sector Fund
	(Mellon Investments Corporation)	0.63%	2.02%	6.65%	8.25%
Sector Equity	JNL/Mellon Industrials Sector Fund
	(Mellon Investments Corporation)	0.66%	15.72%	11.74%	N/A
Sector Equity	JNL/Mellon Information Technology Sector Fund
	(Mellon Investments Corporation)	0.61%	35.27%	22.98%	20.88%
Sector Equity	JNL/Mellon Materials Sector Fund
	(Mellon Investments Corporation)	0.67%	(2.32)%	8.44%	N/A
Sector Equity	JNL/Mellon Real Estate Sector Fund
	(Mellon Investments Corporation)	0.66%	4.34%	2.37%	N/A
Sector Equity	JNL/Mellon Utilities Sector Fund
	(Mellon Investments Corporation)	0.65%	25.69%	6.20%	7.94%
U.S. Equity	JNL/MFS Mid Cap Value Fund
	(Massachusetts Financial Services Company (d/b/a MFS Investment Management))	0.95%	13.91%	9.55%	7.87%
Alternative	JNL/Morningstar PitchBook Listed Private Equity Index Fund
	(Mellon Investments Corporation)	0.81%	21.11%	N/A	N/A
U.S. Equity	JNL/Morningstar SMID Moat Focus Index Fund
	(Mellon Investments Corporation)	0.76%	N/A	N/A	N/A
U.S. Equity	JNL/Morningstar U.S. Sustainability Index Fund
	(Mellon Investments Corporation)	0.71%	20.44%	13.82%	N/A
U.S. Equity	JNL/Morningstar Wide Moat Index Fund
	(Mellon Investments Corporation)	0.75%	10.51%	12.12%	N/A
Alternative	JNL/Neuberger Berman Commodity Strategy Fund
	(Neuberger Berman Investment Advisers LLC)	0.93%	6.27%	8.77%	3.14%
Alternative	JNL/Neuberger Berman Gold Plus Strategy Fund
	(Neuberger Berman Investment Advisers LLC)	1.23%	24.86%	N/A	N/A
Fixed Income	JNL/Neuberger Berman Strategic Income Fund
	(Neuberger Berman Investment Advisers LLC)	0.94%	5.53%	2.56%	3.05%
U.S. Equity	JNL/Newton Equity Income Fund
	(Newton Investment Management North America, LLC)	0.87%	17.04%	12.77%	11.07%
Fixed Income	JNL/PIMCO Income Fund
	(Pacific Investment Management Company LLC)	1.15%	4.63%	2.24%	N/A
Fixed Income	JNL/PIMCO Investment Grade Credit Bond Fund
	(Pacific Investment Management Company LLC)	1.16%	2.75%	0.08%	2.35%
Fixed Income	JNL/PIMCO Real Return Fund
	(Pacific Investment Management Company LLC)	1.34%	2.04%	1.91%	2.04%
Fixed Income	JNL/PPM America High Yield Bond Fund
	(PPM America, Inc.)	0.75%	7.93%	3.63%	4.27%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Fixed Income	JNL/PPM America Investment Grade Credit Fund
	(PPM America, Inc.)	0.83%	N/A	N/A	N/A
Fixed Income	JNL/PPM America Total Return Fund
	(PPM America, Inc.)	0.79%	2.06%	0.31%	1.87%
U.S. Equity	JNL/RAFI® Fundamental U.S. Small Cap Fund
	(Mellon Investments Corporation)	0.67%	10.72%	9.56%	5.60%
U.S. Equity	JNL/RAFI® Multi-Factor U.S. Equity Fund
	(Mellon Investments Corporation)	0.67%	18.64%	11.19%	8.84%
Allocation	JNL/T. Rowe Price Balanced Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Advisers: T. Rowe Price Investment Management, Inc.; T. Rowe Price Australia Limited; and T. Rowe Price International Ltd)	0.97%[2]	11.56%	6.37%	5.88%
Allocation	JNL/T. Rowe Price Capital Appreciation Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.97%[2]	12.30%	10.16%	10.09%
U.S. Equity	JNL/T. Rowe Price Capital Appreciation Equity Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	1.00%[2]	N/A	N/A	N/A
U.S. Equity	JNL/T. Rowe Price Growth Stock Fund
	(T. Rowe Price Associates, Inc.)	0.83%[2]	29.95%	13.04%	13.60%
U.S. Equity	JNL/T. Rowe Price Mid-Cap Growth Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.98%[2]	9.17%	7.32%	9.89%
Fixed Income	JNL/T. Rowe Price Short-Term Bond Fund
	(T. Rowe Price Associates, Inc.)	0.72%[2]	4.65%	1.62%	1.61%
Fixed Income	JNL/T. Rowe Price U.S. High Yield Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.94%[2]	8.04%	2.55%	N/A
U.S. Equity	JNL/T. Rowe Price Value Fund
	(T. Rowe Price Associates, Inc.)	0.87%[2]	14.84%	10.19%	9.12%
Allocation	JNL/Vanguard Moderate ETF Allocation Fund
	(Mellon Investments Corporation)	0.70%	7.14%	3.41%	N/A
Allocation	JNL/Vanguard Moderate Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.69%	9.59%	5.10%	N/A
Allocation	JNL/Vanguard Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.68%	11.84%	6.73%	N/A
International/Global Equity	JNL/WCM China Quality Growth Fund
	(WCM Investment Management, LLC)	1.36%	(0.82)%	N/A	N/A
International/Global Equity	JNL/WCM Focused International Equity Fund
	(WCM Investment Management, LLC)	1.10%	7.10%	6.57%	9.12%
Alternative	JNL/Westchester Capital Event Driven Fund
	(Westchester Capital Management, LLC)	1.83%	4.79%	3.38%	N/A
International/Global Equity	JNL/William Blair International Leaders Fund
	(William Blair Investment Management, LLC)	0.97%	(0.95)%	0.24%	2.76%
Allocation	JNL/WMC Balanced Fund
	(Wellington Management Company LLP)	0.71%	14.64%	7.48%	7.59%
U.S. Equity	JNL/WMC Equity Income Fund
	(Wellington Management Company LLP)	0.89%	12.54%	9.23%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector Equity	JNL/WMC Global Real Estate Fund
	(Wellington Management Company LLP)	1.03%	5.63%	(1.40)%	1.80%
U.S. Equity	JNL/WMC Value Fund
	(Wellington Management Company LLP)	0.79%	10.88%	8.24%	7.96%
Allocation	JNL/JPMorgan Managed Conservative Fund
	(J.P. Morgan Investment Management Inc. )	1.10%	4.66%	1.83%	2.75%
Allocation	JNL/JPMorgan Managed Moderate Fund
	(J.P. Morgan Investment Management Inc. )	1.10%	7.07%	3.77%	4.47%
Allocation	JNL/JPMorgan Managed Moderate Growth Fund
	(J.P. Morgan Investment Management Inc. )	1.09%	9.74%	5.74%	6.17%
Allocation	JNL/JPMorgan Managed Growth Fund
	(J.P. Morgan Investment Management Inc. )	1.10%	12.36%	7.65%	8.03%
Allocation	JNL/JPMorgan Managed Aggressive Growth Fund
	(J.P. Morgan Investment Management Inc. )	1.11%	13.64%	8.59%	8.82%
Allocation	JNL Conservative Allocation Fund
		1.22%	5.56%	2.24%	3.04%
Allocation	JNL Moderate Allocation Fund
		1.21%	7.64%	4.18%	4.47%
Allocation	JNL Moderate Growth Allocation Fund
		1.20%	9.17%	5.39%	5.76%
Allocation	JNL Growth Allocation Fund
		1.17%	10.60%	6.48%	6.76%
Allocation	JNL Aggressive Growth Allocation Fund
		1.14%	11.93%	7.38%	7.49%

1	Capital Research and Management Company is the investment adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
2	The Fund’s current expenses reflect temporary fee reductions.
3	Mellon Investments Corporation is the investment sub-adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.

APPENDIX B

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

The "Dow Jones Industrial Average" is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Jackson National Life Insurance Company and its Affiliates (collectively, "Jackson"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average™ are trademarks of Dow Jones Trademark Holdings, LLC ("Dow Jones"); and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson. The JNL/Mellon DowSM Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, expressed or implied, to the owners of the JNL/Mellon DowSM Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon DowSM Index Fund particularly or the ability of the Dow Jones Industrial Average to track general market performance. S&P Dow Jones Indices' only relationship to Jackson is the licensing of the Dow Jones Industrial Average and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average is determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL/Mellon DowSM Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the JNL/Mellon DowSM Index Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL/Mellon DowSM Index Fund or the timing of the issuance or sale of the JNL/Mellon DowSM Index Fund in the determination or calculation of the equation by which the JNL/Mellon DowSM Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL/Mellon DowSM Index Fund. There is no assurance that investment products based on the Dow Jones Industrial Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon DowSM Index Fund currently being issued by Jackson, but which may be similar to and competitive with the JNL/Mellon DowSM Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE JNL/MELLON DOWSM INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index, (collectively, the "Indices") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by Jackson National Life Insurance Company and its affiliates (collectively, "Jackson"). Standard & Poor's®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and these trademarks have been licensed for use by SPDJI and have been sub-licensed for certain purposes by Jackson. The JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and JNL/Mellon Small Cap

Index Fund (collectively, the "JNL Funds") are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices' only relationship to Jackson with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL Funds. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the JNL Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds in the determination or calculation of the equation by which the JNL Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL Funds currently being issued by Jackson, but which may be similar to and competitive with JNL Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The JNL/Mellon Nasdaq® 100 Index Fund and JNL/JPMorgan Nasdaq® Hedged Equity Fund (together, the “JNL Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the JNL Funds. The Corporations make no representation or warranty, express or implied to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company ("Licensee") is in the licensing of the Nasdaq®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the JNL Funds. Nasdaq has no obligation to take the needs of the Licensee or the owners of the JNL Funds into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the JNL Funds to be issued or in the determination or calculation of the equation by which the JNL Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the JNL Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morningstar® and the Morningstar Indices (as defined below) are trademarks or service marks of Morningstar, Inc. ("Morningstar") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM"). The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Morningstar, or any of its affiliated companies (all such entities, collectively, ''Morningstar Entities") or the Loan Syndications and Trading Association ("LSTA"). The Morningstar Entities and LSTA make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds in particular or the ability of the Morningstar Indices to track general stock market performance. The Morningstar Entities' only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar and LSTA; and (ii) of the Morningstar Indices which is determined, composed and calculated by the Morningstar Entities without regard to JNAM or the JNL Funds. The Morningstar Entities have no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Morningstar Indices. The Morningstar Entities and LSTA are not responsible for and have not participated in the determination of the prices and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds or in the determination or calculation of the equation by which the JNL Funds are converted into cash. The Morningstar Entities and LSTA have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Aggressive Target Risk IndexSM	JNL Aggressive Growth Allocation Fund JNL/JPMorgan Managed Aggressive Growth Fund
Morningstar® China IndexSM	JNL/WCM China Quality Growth Fund
Morningstar® Conservative Target Risk IndexSM	JNL Conservative Allocation Fund JNL/JPMorgan Managed Conservative Fund
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM
JNL/Causeway International Value Select Fund
JNL/JPMorgan Managed Aggressive Growth Fund
JNL/JPMorgan Managed Conservative Fund
JNL/JPMorgan Managed Growth Fund
JNL/JPMorgan Managed Moderate Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/Mellon International Index Fund
JNL/T. Rowe Price Balanced Fund

Morningstar® Developed Markets ex-North America Value Target Market Exposure IndexSM	JNL/Causeway International Value Select Fund
Morningstar® Developed Markets ex-US Target Market Exposure IndexSM	JNL/DFA International Core Equity Fund
Morningstar® Developed Markets Target Market Exposure IndexSM	JNL/BlackRock Global Allocation Fund JNL/Mellon World Index Fund JNL/Morningstar PitchBook Listed Private Equity Index Fund
Morningstar® Dividend Composite IndexSM	JNL/WMC Equity Income Fund
Morningstar® Emerging Markets IndexSM	JNL Multi-Manager Emerging Markets Equity Fund
Morningstar® Emerging Markets Target Market Exposure IndexSM	JNL/Mellon Emerging Markets Index Fund JNL/GQG Emerging Markets Equity Fund
Morningstar® Global ex-US Small Cap Target Market Exposure IndexSM	JNL Multi-Manager International Small Cap Fund
Morningstar® Global ex-US Target Market Exposure IndexSM
JNL Multi-Manager International Small Cap Fund
JNL/American Funds International Fund
JNL/Lazard International Quality Growth Fund
JNL/WCM Focused International Equity Fund
JNL/William Blair International Leaders Fund

Morningstar® Global Small Cap Target Market Exposure IndexSM	JNL/American Funds Global Small Capitalization Fund

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Global Target Market Exposure IndexSM
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Growth ETF Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate ETF Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL/AB Sustainable Global Thematic Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/American Funds New World Fund
JNL/BlackRock Global Natural Resources Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Invesco Global Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Managed Aggressive Growth Fund
JNL/JPMorgan Managed Growth Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Gold Plus Strategy Fund
JNL/T. Rowe Price Balanced Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/WMC Global Real Estate Fund

Morningstar® LSTA US Leveraged Loan IndexSM	JNL Multi-Manager Floating Rate Income Fund
Morningstar® Moderate Target Risk IndexSM
JNL Moderate Growth Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/T. Rowe Price Balanced Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® Moderately Aggressive Target Risk Index	JNL Growth Allocation Fund JNL Growth ETF Allocation Fund JNL/American Funds Growth Allocation Fund JNL/JPMorgan Managed Growth Fund JNL/Vanguard Growth ETF Allocation Fund
Morningstar® Moderately Conservative Target Risk IndexSM	JNL Moderate Allocation Fund JNL Moderate ETF Allocation Fund JNL/American Funds Moderate Allocation Fund JNL/JPMorgan Managed Moderate Fund JNL/Vanguard Moderate ETF Allocation Fund
Morningstar® PitchBook Developed Markets Listed Private Equity IndexSM	JNL/Morningstar PitchBook Listed Private Equity Index Fund
Morningstar® US Basic Materials IndexSM	JNL/Mellon Materials Sector Fund
Morningstar® US Communication Services IndexSM	JNL/Mellon Communication Services Sector Fund
Morningstar® US Consumer Cyclical IndexSM	JNL/Mellon Consumer Discretionary Sector Fund
Morningstar® US Consumer Defensive IndexSM	JNL/Mellon Consumer Staples Sector Fund
Morningstar® US Energy IndexSM	JNL/Mellon Energy Sector Fund
Morningstar® US Financial Services IndexSM	JNL/Mellon Financial Sector Fund

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® US Healthcare IndexSM	JNL/Mellon Healthcare Sector Fund
Morningstar® US Industrials IndexSM	JNL/Mellon Industrials Sector Fund
Morningstar® US Large-Mid Cap IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Large-Mid Cap Broad Growth IndexSM	JNL/BlackRock Large Cap Select Growth Fund JNL/ClearBridge Large Cap Growth Fund JNL/T. Rowe Price Growth Stock Fund
Morningstar® US Large-Mid Cap Broad Value IndexSM	JNL/Invesco Diversified Dividend Fund JNL/JPMorgan U.S. Value Fund JNL/Newton Equity Income Fund JNL/T. Rowe Price Value Fund JNL/WMC Value Fund
Morningstar® US Market IndexSM	JNL/Mellon U.S. Stock Market Index Fund
Morningstar® US Market Extended IndexSM
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/MFS Mid Cap Value Fund
JNL/Morningstar SMID Moat Focus Index Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Mid-Cap Growth Fund

Morningstar® US Mid Cap Broad Growth IndexSM	JNL/JPMorgan MidCap Growth Fund JNL/T. Rowe Price Mid-Cap Growth Fund
Morningstar® US Mid Cap Broad Value IndexSM	JNL/MFS Mid Cap Value Fund
Morningstar® US Mid Cap IndexSM	JNL Multi-Manager Mid Cap Fund
Morningstar® US Real Estate IndexSM	JNL/Mellon Real Estate Sector Fund
Morningstar® US REIT IndexSM	JNL/Cohen & Steers U.S. Realty Fund
Morningstar® US Small Cap Broad Growth Extended IndexSM	JNL Multi-Manager Small Cap Growth Fund JNL/Invesco Small Cap Growth Fund
Morningstar® US Small Cap Broad Value Extended IndexSM	JNL Multi-Manager Small Cap Value Fund
Morningstar® US Small Cap Extended IndexSM	JNL/DFA U.S. Small Cap Fund JNL/RAFI® Fundamental U.S. Small Cap Fund
Morningstar® US Small-Mid Cap Index℠	JNL/Morningstar SMID Moat Focus Index Fund
Morningstar® US Small-Mid Cap Moat Focus Index℠	JNL/Morningstar SMID Moat Focus Index Fund
Morningstar® US Sustainability IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Technology IndexSM	JNL/Mellon Information Technology Sector Fund

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® US Target Market Exposure IndexSM
JNL Multi-Manager U.S. Select Equity Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Cohen & Steers U.S. Realty Fund
JNL/JPMorgan Nasdaq® Hedged Equity Fund
JNL/JPMorgan U.S. Value Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Morningstar U.S. Sustainability Index Fund
JNL/Newton Equity Income Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Equity Income Fund
JNL/WMC Value Fund

Morningstar® US Utilities IndexSM	JNL/Mellon Utilities Sector Fund
Morningstar® Wide Moat Focus IndexSM	JNL/Morningstar Wide Moat Index Fund

THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES OR LSTA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The JNL/RAFI® Fundamental U.S. Small Cap Fund and JNL/RAFI® Multi-Factor U.S. Equity Fund (the "JNL/RAFI Funds") are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the "RAFI Parties") nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor® US Index and RAFI Fundamental US Small Company Index (each an "Index") or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index® and RAFI® are registered trademarks of Research Affiliates, LLC in the US and other countries.

"Bloomberg®" and the Bloomberg Indices (as defined below) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM").

The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly. The only relationship of Bloomberg to JNAM is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which is determined, composed and calculated by BISL without regard to JNAM or the JNL Funds. Bloomberg has no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to JNL Funds customers, in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Bloomberg Indices")	Fund (collectively, the "JNL Funds")
Bloomberg 1-3 Yr Gov/Credit Index	JNL/T. Rowe Price Short-Term Bond Fund
Bloomberg Commodity Index	JNL/Neuberger Berman Commodity Strategy Fund
Bloomberg Gold Subindex	JNL/Neuberger Berman Gold Plus Strategy Fund
Bloomberg EM USD Aggregate Index	JNL/DoubleLine® Emerging Markets Fixed Income Fund
Bloomberg Global Aggregate Index	JNL/American Funds Capital World Bond Fund JNL/DoubleLine® Emerging Markets Fixed Income Fund
Bloomberg Global Aggregate ex-China Index	JNL/JPMorgan Global Allocation Fund
Bloomberg U.S. High Yield – 2% Issuer Cap Index	JNL/PPM America High Yield Bond Fund JNL/T. Rowe Price U.S. High Yield Fund
Bloomberg U.S. Aggregate Index
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Growth ETF Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate ETF Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Floating Rate Income Fund
JNL/American Funds Balanced Fund
JNL/American Funds Bond Fund of America Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Total Return Fund
JNL/Dreyfus Government Money Market Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/JPMorgan Managed Aggressive Growth Fund
JNL/JPMorgan Managed Conservative Fund
JNL/JPMorgan Managed Growth Fund
JNL/JPMorgan Managed Moderate Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Total Return Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund

Bloomberg U.S. Credit Index	JNL/PIMCO Investment Grade Credit Bond Fund
Bloomberg U.S. Government Index	JNL/JPMorgan U.S. Government & Quality Bond Fund
Bloomberg U.S. Treasury: U.S. TIPS Index	JNL/PIMCO Real Return Fund
Bloomberg USD 1 Month Cash Deposit Index	JNL/Dreyfus Government Money Market Fund

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE JNL FUNDS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO-WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector II ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector II ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector II ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector II ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector II ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector II ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector II ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Wilshire®, the Wilshire IndexesSM, Wilshire Liquid Alternative IndexSM, and Wilshire Liquid Alternative Event Driven IndexSM are service marks of Wilshire Advisors LLC ("Wilshire") and have been licensed for use by Jackson National Asset Management, LLC. All copyrightable subject matter in the Indexes and Index Data is copyright 2025 Wilshire Advisors LLC, all rights reserved. The JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund (together, the "JNL Funds") are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations, warranties or other commitments with respect to the JNL Funds. Wilshire does not accept any liability to any person for any loss or damage arising out of any error or omission in the Indexes or the Index Data.

APPENDIX C

SELLING FIRM SUPPORT

Below is a complete list of Selling Firms that received marketing and distribution and/or administrative support in 2024 from the Distributor and/or Jackson of NY or our affiliates in relation to the sale of Jackson and Jackson of NY variable insurance products.

Advisor2X, LLC
Aegis Capital Corp.
Agents Training Seminar, Inc.
Allegiance Capital
Ameriprise
Ameritas Investment Corp.
APW Capital, Inc.
Arete Wealth Management, LLC
Aria (Retire One)
Arkadios Capital
Arlington Securities, Inc.
Arvest Investments
Aurora Securities, Inc.
Ausdal Financial Partners Inc.
Avantax (formerly H.D. Vest Investment Securities, Inc.)
B Riley Wealth Management
BCG Securities, Inc.
Beacon Pointe Advisors
Benjamin Edwards
Berthel Fisher & Co.
Brokers International Financial Services, LLC
Brookstone Capital Management, LLC
Cabot Lodge
Cadaret Grant & Company
Calton & Associates, Inc.
Cambridge Investment
Cape Securities, Inc.
Capital Investment Companies
Carson Pacific
Centaurus Financial
Cetera Advisor Networks, LLC
Cetera Advisors, LLC
Cetera Financial Specialists
Cetera Investment Services, LLC
CFD Investments, Inc.
Chelsea Financial Services
CitiGroup Global Markets, Inc.
Commonwealth Financial Network
Concorde
Concourse Financial
Copper Financial Network, LLC
Cramer
Creative One Wealth
Crescent Securities Group, Inc.
Crown Capital Securities L.P.
CUSO Financial Services, Inc. & L.P.
D. A. Davidson & Company
Davenport & Company
Dempsey Lord Smith, LLC
DFPG Investments
Diversify Partner Services
DPL (The Leader's Group)
Edward Jones & Company
Emerson Equities
Equitable Network (formerly AXA)
Equity Services
Fifth Third Securities
FIG
Financial & Estate Planning Council
Financial Planning Associates
Financial Services Institute
First Citizen
First Heartland
First Horizon (formerly FTB Advisors)
Fortune Financial Services
Founders Financial Securities
FPA NorCal Conference, Inc.
Frost Community Wealth Advisor
G. W. Sherwold Associates, Inc.
Geneos Wealth Management, Inc.
Glen Eagle Advisors, LLC
Goldman Sachs Asset Management
Gradient Radient Securities, LLC
Gradient Securities
Grove Point, LLC (formerly H Beck, Inc.)
GWN Securities, Inc.
Halo
Hantz
Harbour Investment
Hightower Securities, LLC
Hilltop Securities, Inc.
Hornor Townsend & Kent, Inc.
IFP Securities, LLC
Independent Financial Group
Innovation Partners, LLC
InsureTech Connect LLC
International Assets Advisory
J W Cole Financial, Inc.
Janney, Montgomery Scott, LLC
KCD Financial, Inc.
Kestra Financial Services (formerly NFP Securities, Inc.)
Key Investment Services
Kingswood Capital Partners, LLC
Kovack Securities, Inc.
Larson Financial Group
LaSalle St. Securities, LLC
Level Four Financial, LLC
Lifemark Securities
Lincoln Financial Advisors
Lincoln Financial Securities Corp.
Lincoln Investment Planning
Lion Street
Lion Street Financial, LLC
LL Global, Inc.
LPL Financial Corporation
M Holdings Securities, Inc.
Madison Ave Securities, Inc.
McNally Financial Services
Merrill Lynch
Metric Financial, LLC
MML Investors Services / MSI Financial Services
Moloney Securities Co., Inc.
Momentum Independent Network, Inc.
Money Concepts Capital Corp.
Morgan Stanley Smith Barney, LLC
Mutual Advisors, LLC
Mutual Group
Mutual Of Omaha
NAIFA
NAPFA
Nationwide Planning Associates
New Jersey State Association of Insurance and Finance
NewEdge Securities, Inc.
Next Financial Group
NI Advisors
ON Equity Sales Group
OneAmerica Securities, Inc.
Oppenheimer & Co.. Inc.
Osaic (formerly Advisor Group)
Packerland Brokerage Services
Park Avenue Securities
Parkland Securities, LLC
Peak Brokerage Services
Pinnacle Group
PlanMember Securities Corp.
PNC Investments, LLC
Private Client Services, LLC
Producer's Choice
Prospera Financial Services, Inc.
Pruco Securities
Prudential Insurance Company
Purshe Kaplan Sterling
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Regulus Advisors, LLC
RFG Advisory, LLC
RNR Securities, LLC
Robert W Baird & Co., Inc.
Rockefeller
Rogan and Associates
Saltzman
San Blas Securities, LLC
Santander Securities, LLC
Saxony Securities, Inc.
SCF Securities
Schwab/TD Ameritrade
Securevest Financial Group
Sigma Financial Corporation
Signal Securities, Inc.
Silver Oak Securities
C-1

Snowden Account Services, Inc.
Sorrento Pacific Financial
State Farm
Steward Partners Investment Solutions, LLC
Stifel Nicolaus & Co., Inc.
Strategic Financial Alliance
Supreme Alliance, Inc.
Synovus Securities
Tandem Securities, Inc.
TFS Securities, Inc.
The Huntington Investment Company
The Vermont Agency Foundation
Thrasher & Company, Inc.
Titan Investors, LLC
Top Producer International, LLC
Transamerica Financial Services, Inc.
Trek Financial, LLC
Truist Investment Services, Inc.
UBS Financial Services, Inc.
UnionBanc Investment Services, LLC
United Planners Financial
US Bancorp Investments, Inc.
USA Financial Securities Corp.
Valic Financial Advisors, Inc.
ValMark Securities, Inc.
Vanderbilt Securities
Verity Investments, Inc.
Voya Financial Advisors
Wedbush Securities, Inc.
Wells Fargo Advisors / Investments
Western International Securities
Westminster Financial
Wintrust Investments, LLC
Women’s Wealth Boutique
World Equity Group
World Investments, Inc.

C-2

APPENDIX D

GMDB PROSPECTUS EXAMPLES

I.RETURN OF PREMIUM MINIMUM GUARANTEED DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Return of Premium Guaranteed Minimum Death Benefit (referred to below as a GMDB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The death benefit payable under the Contract will be equal to the larger of your current Contract Value or GMDB Benefit Base.

Example 1: This example demonstrates how GMDB values are set at election.

•Your GMDB Benefit Base is $100,000, which is your initial Premium.

Example 2: This example demonstrates how upon payment of subsequent Premium, GMDB values may be redetermined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000 and your GMDB Benefit Base is $200,000 at the time of payment.

•Your GMDB Benefit Base is $210,000, which is your GMDB Benefit Base prior to the additional Premium payment plus your additional Premium payment ($200,000 + $10,000).

Example 3: This example demonstrates how GMDB values are re-determined upon withdrawal of an amount from the Contract.

•Example 3a: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $160,000.
◦Your new GMDB Benefit Base is $144,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($160,000 * (1-10%) = $144,000).
•Example 3b: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $100,000.
◦Your new GMDB Benefit Base is $90,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($100,000 * (1-10%) = $90,000).

Notes:

•The GMDB Benefit Base is reduced proportionately for withdrawals, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.
D-1

APPENDIX E

HISTORICAL ADD-ON BENEFIT CHARGES

I.    Principal Guard GMAB

No historical charges are available at this time for the Principal Guard GMAB.

II.    Return of Premium Guaranteed Minimum Death Benefit

No historical charges are available at this time for the Return of Premium GMDB.
E-1

APPENDIX F

GMAB Prospectus Examples

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Term of 10 years when you purchased your Contract, on your application you chose to allocate your Premium to Investment Divisions, the GMAB Allocation Requirement is 30%, the crediting rate for the GMAB Fixed Account Option is 3.00%, the Guarantee Percentage is 110%, the Guarantee Benefit Base Maximum is $5,000,000, no other optional benefits were elected, and your initial Premium payment was $100,000.

Example 1: At election, a percentage (the GMAB Allocation Requirement) of your funds is automatically allocated to the GMAB Fixed Account Option and your Guarantee Benefit Base and Guaranteed Amount are determined.

•If the GMAB is elected at issue:
◦$30,000 is allocated to the GMAB Fixed Account Option, which is 30% (the GMAB Allocation Requirement) of your initial Premium payment.
◦$70,000 is allocated to the Investment Divisions, which is the remaining 70% of your initial Premium Payment.
◦Your Guarantee Benefit Base is $100,000, which is your initial Premium payment.
◦Your Guaranteed Amount is $110,000, which is equal to your Guarantee Benefit Base multiplied by your Guarantee Percentage ($100,000 * 110%).

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage (the GMAB Allocation Requirement) of your Premium payment is automatically allocated to the GMAB Fixed Account Option, and your Guarantee Benefit Base and Guaranteed Amount are re-determined.

•Example 2a: If you make an additional Premium payment of $50,000 and your Guarantee Benefit Base is $100,000:
◦$15,000 is allocated to the GMAB Fixed Account Option, which is 30% (the GMAB Allocation Requirement) of your additional Premium payment.
◦$35,000 is allocated to the Investment Divisions, which is the remaining 70% of your additional Premium Payment.
◦Your Guarantee Benefit Base is $150,000, which is your additional Premium payment plus the Guarantee Benefit Base before your additional Premium Payment.
◦Your Guaranteed Amount is $165,000, which is equal to your Guarantee Benefit Base multiplied by your Guarantee Percentage ($150,000 * 110%).

•Example 2b: If you make an additional Premium payment of $4,950,000 and your Guarantee Benefit Base is $100,000:
◦$1,485,000 is allocated to the GMAB Fixed Account Option, which is 30% (the GMAB Allocation Requirement) of your additional Premium payment.
◦$3,465,000 is allocated to the Investment Divisions, which is the remaining 70% of your additional Premium Payment.
◦Your Guarantee Benefit Base is $5,000,000, which is the maximum since your additional Premium payment plus the Guarantee Benefit Base before your additional Premium Payment exceeds the maximum of $5,000,000.
◦Your Guaranteed Amount is $5,500,000, which is equal to your Guarantee Benefit Base multiplied by your Guarantee Percentage ($5,000,000 * 110%).

•Note:
◦An initial Contract Value that exceeds the Guarantee Benefit Base at the beginning of the Guarantee Term diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year while the GMAB is in effect, the Contract Value, Guarantee Benefit Base, and Guaranteed Amount are re-determined.
•Example 3a: If your Contract Value in the Separate Account is $82,218.19 and your GMAB Fixed Account Option Value is $32,781.81 for a total Contract Value of $115,000 just before the withdrawal, the withdrawal is taken proportionally from each account:
◦$4,275.89 ($15,000 * $32,781.81 / $115,000) is deducted from your GMAB Fixed Account Option and the new GMAB Fixed Account Option Value is $28,505.92.
◦$10,724.11 ($15,000 * $82,218.19 / $115,000) is deducted from your Investment Divisions and the new Contract Value in the Separate Account is $71,494.08.
◦Your total new Contract Value is $100,000.
◦Your Guarantee Benefit Base of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $15,000 divided by $115,000 (13.043478%). The new Guarantee Benefit Base is $86,956.52 ($100,000 - $100,000 * 13.043478%).
◦Your new Guaranteed Amount is $95,652.17, which is equal to your Guarantee Benefit Base multiplied by your Guarantee Percentage ($86,956.52 * 110%).

•Example 3b: If your Contract Value in the Separate Account is $37,218.19 and your GMAB Fixed Account Option Value is $32,781.81 for a total Contract Value of $70,000 just before the withdrawal, the withdrawal is taken proportionally from each account:
◦$7,024.67 ($15,000 * $32,781.81 / $70,000) is deducted from your GMAB Fixed Account Option and the new GMAB Fixed Account Option Value is $25,757.14.
◦$7,975.33 ($15,000 * $37,218.19 / $70,000) is deducted from your Investment Divisions and the new Contract Value in the Separate Account is $29,242.86.
◦Your total new Contract Value is $55,000.
◦Your Guarantee Benefit Base of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $15,000 divided by $70,000 (21.428571%). The new Guarantee Benefit Base is $78,571.43 ($100,000 - $100,000 * 21.428571%).
◦Your new Guaranteed Amount is $86,428.57, which is equal to your Guarantee Benefit Base multiplied by your Guarantee Percentage ($78,571.43 * 110%).
◦Note: This example illustrates that, when the Contract Value is less than the Guarantee Benefit Base at the time a partial withdrawal is made, the partial withdrawal reduces the Guarantee Benefit Base by a dollar amount that is greater than the dollar amount withdrawn.

•Note:
◦As examples 3a and 3b together illustrate, the impact of a withdrawal on the Guarantee Benefit Base in a down market is greater than that in an up market.

Example 4: At the end of the Guarantee Term, the excess of the Guaranteed Amount over the Contract Value, if any, is credited to your Contract Value according to your specified Premium allocations.

•Example 4a: If your Contract Value in the Separate Account is $64,682.51 and your GMAB Fixed Account Option Value is $40,317.49 for a total Contract Value of $105,000 at the end of the Guarantee Term:
◦The amount of the benefit is $5,000, which is the excess of the Guaranteed Amount over the Contract Value.
◦$5,000 is deposited in the Investment Divisions according to your specified Premium allocations.
◦Your total new Contract Value is $110,000.
◦$40,317.49 is transferred from your GMAB Fixed Account Option to the Investment Divisions according to your specified Premium allocations. Your new GMAB Fixed Account Option Value is $0, and your new Contract Value in the Separate Account is $110,000.
◦Your new Guarantee Benefit Base is $0 and your GMAB charges cease.

•Example 4b: If your Contract Value in the Separate Account is $64,682.51 and your GMAB Fixed Account Option Value is $40,317.49 for a total Contract Value of $105,000 at the end of the Guarantee Term and you opt to elect a new GMAB on the same Contract Anniversary, starting a new 10-year Guarantee Term with a Guarantee Percentage of 105% and a GMAB Allocation Requirement of 25%:
◦The amount of the benefit is $5,000, which is the excess of the Guaranteed Amount over the Contract Value.
◦$5,000 is deposited in the Investment Divisions according to your specified Premium allocations.
◦Your total new Contract Value is $110,000.
◦$40,317.49 is transferred from your GMAB Fixed Account Option to the Investment Divisions according to your specified Premium allocations. Your intermediary GMAB Fixed Account Option Value is $0, and your intermediary Contract Value in the Separate Account is $110,000.
◦$27,500, which is 25% (the GMAB Allocation Requirement) of your Contract Value, is transferred to the GMAB Fixed Account Option proportionally from the Investment Divisions. Your new GMAB Fixed Account Option Value is $27,500.
◦Your new Contract Value in the Separate Account is $82,500.
◦Your new Guarantee Benefit Base is $110,000.
◦Your new Guaranteed Amount is $115,500.

•Example 4c: If your Contract Value in the Separate Account is $79,682.51 and your GMAB Fixed Account Option Value is $40,317.49 for a total Contract Value of $120,000 at the end of the Guarantee Term:
◦The amount of the benefit is $0 since your Contract Value is greater than the Guaranteed Amount.
◦Your total Contract Value is $120,000.
◦$40,317.49 is transferred from your GMAB Fixed Account Option to the Investment Divisions according to your specified Premium allocations. Your new GMAB Fixed Account Option Value is $0, and your new Contract Value in the Separate Account is $120,000.
◦Your new Guarantee Benefit Base is $0, your new Guaranteed Amount is $0, and your GMAB charges cease.

•Example 4d: If your Contract Value in the Separate Account is $79,682.51 and your GMAB Fixed Account Option Value is $40,317.49 for a total Contract Value of $120,000 at the end of the Guarantee Term and you opt to elect a new GMAB on the same Contract Anniversary, starting a new 10-year Guarantee Term with a Guarantee Percentage of 105% and a GMAB Allocation Requirement of 25%:
◦The amount of the benefit is $0 since your Contract Value is greater than the Guaranteed Amount.
◦Your total Contract Value is $120,000.
◦$40,317.49 is transferred from your GMAB Fixed Account Option to the Investment Divisions according to your specified Premium allocations. Your intermediary GMAB Fixed Account Option Value is $0, and your intermediary Contract Value in the Separate Account is $120,000.
◦$30,000, which is 25% (the GMAB Allocation Requirement) of your Contract Value, is transferred to the GMAB Fixed Account Option proportionally from the Investment Divisions. Your new GMAB Fixed Account Option Value is $30,000.
◦Your new Contract Value in the Separate Account is $90,000.
◦Your new Guarantee Benefit Base is $120,000.
◦Your new Guaranteed Amount is $126,000

APPENDIX G (Historical Add-On Benefit Rates)

I.    Principal Guard GMAB

No historical rates are available at this time for the Principal Guard GMAB.
G-1

Mailing Address and Contact Information
Jackson of NY Customer Care Center
Regular Mail:	P.O. Box 24068, Lansing, Michigan 48909-4068
Overnight Mail:	1 Corporate Way, Lansing, Michigan 48951
Customer Care:	800-599-5651 8:00 a.m. to 7:00 p.m. ET (M-F)
Fax:	800-701-0125
Email:	customercare@jackson.com
H-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated April 28, 2025 contains more information about the Contracts and the Separate Account, and can be found online at https://www.jackson.com/product-literature-1.html. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us at 1-800-599-5651 or write to us at:

Jackson of NY Customer Care Center
P.O. Box 24068
Lansing, Michigan 48909-4068

Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Separate Account EDGAR contract identifier #C000205595

H-2

Rate Sheet Prospectus Supplement Dated April 28, 2025
To The Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (referred to as the “charges”) and applicable add-on benefit rates for the following add-on benefits:

•Return of Premium Guaranteed Minimum Death Benefit (“GMDB”); and
•Principal Guard Guaranteed Minimum Accumulation Benefit (“GMAB”).

This Supplement also provides the current minimum and maximum annual fees you would pay for a single optional benefit, and the current lowest and highest cost you would incur each year, based on current charges. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, “ACCESS TO YOUR MONEY”, and “DEATH BENEFIT” sections in the prospectus.

The charges and rates below apply for applications signed on or after April 28, 2025.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 calendar days prior to its effective date.

The current annual charge for the Return of Premium GMDB and Principal Guard GMAB add-on benefits are:

Add-on Benefit Name	Current Annual Charge
Return of Premium GMDB	0.20%
Principal Guard GMAB	7-Year Guarantee Term: 1.02%
10-Year Guarantee Term: 0.90%

The current rates for the Principal Guard GMAB add-on benefit are:

Principal Guard GMAB
Guarantee Term	7 Years	10 Years
Guarantee Percentage	100%	110%
GMAB Allocation Requirement	30%	30%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.20%	1.02%

3.    The minimum fee reflects an annualized percentage of Contract Value. The maximum fee reflects an annualized percentage of benefit base.

The current lowest and highest annual cost estimates, as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

LOWEST ANNUAL COST: $620	HIGHEST ANNUAL COST: $3,089
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

In order for you to receive the charges and rates disclosed in this Supplement, your application or benefit election form must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. If you are electing a benefit after your Contract has already been issued, we must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form, and at most thirty (30) calendar days before your Contract Anniversary and no later than 4:00pm Eastern Time on your Contract Anniversary. Once your Contract is issued with the add-on benefit (or the benefit is added to your Contract post-issue), the rates disclosed in this Supplement will not change as long as the add-on benefit is effective, however the charges will be subject to any charge increase provisions outlined in your Contract. For add-on benefits with set term lengths that must be re-elected for subsequent terms, each re-election will be considered a new election of the add-on benefit, and will be subject to the charges and rates disclosed in the Supplement in effect at the time of the re-election.

Subject to meeting the timing requirements stated above, on the effective date of your add-on benefit, if the current charges or rates have changed since the date you signed your application, the following will apply:
•If the Guarantee Percentage increased, you will receive the higher percentage in effect on the effective date of your add-on benefit.
•If the GMAB Allocation Requirement decreased, you will receive the lower GMAB Allocation Requirement in effect on the effective date of your add-on benefit.
•If the Annual Charge decreased, you will receive the lower charge in effect on the effective date of your add-on benefit.
However, if the Guarantee Percentage associated with your election(s) decreased, the GMAB Allocation Requirement associated with your election(s) increased, or the Annual Charge(s) associated with your election(s) increased, you will receive all of the rates and Annual Charges associated with your election(s) that were in effect on the date you signed your application or benefit election form.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Jackson of NY Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Customer Care Center at 1-800-599-5651, and are also available at www.jackson.com/product-literature-1.html.
_________________________________
To be used with JMV21086NY 04/25

NPV100170 04/25

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit No.	Description
(a)	Board of Directors Resolution.

(a)(1)
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant’s Registration Statement filed on October 3, 1997 (File Nos. 333-37175 and 811-08401).

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(c)(1)
Amended and Restated General Distributor Agreement dated June 1, 2006, incorporated herein by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

(c)(2)	Specimen of Selling Agreement (N2565 06/14), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on September 11, 2014 (File Nos. 333-183046 and 811-08401).

(c)(3)	Specimen of Fee-Based Product Addendum to Selling Agreement, incorporated herein by reference to Pre-Effective Amendment No. 1, filed on November 30, 2016 (File Nos. 333-212424 and 811-08664).

(c)(4)
Specimen of DOL Fiduciary Rule Addendum to Selling Agreement (SAA0007 04/17), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12, filed on April 24, 2018 (File Nos. 333-183050 and 811-08664).

(d)	Contracts.

(d)(1)	Specimen of Elite Access Advisory II Variable Annuity Contract (VA785NY), incorporated herein by reference to Registrant’s Statement, filed on August 17, 2018 (File Nos. 333-226898 and 811-08401).

(d)(2)	Specimen of Retirement Plan Endorsement (7275NY), incorporated herein by reference to the Registrant’s Registration Statement filed on August 19, 2004 (File Nos. 333-118370 and 811-08401).

(d)(3)
Specimen of Charitable Remainder Trust Endorsement (7487NY), incorporated herein by reference to the Registrant’s Pre-Effective Amendment filed on December 30, 2004 (File Nos. 333-119659 and 811-08401).

(d)(4)
Form of Non-Qualified Stretch Annuity Endorsement (7723NY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9, filed on September 11, 2014 (File Nos. 177298 and 811-08401).

(d)(5)
Form of Individual Retirement Annuity Endorsement (7715NY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15, filed on January 20, 2015 (File Nos. 333-183046 and 811-08401).

(d)(6)
Form of Roth Individual Retirement Annuity Endorsement (7716NY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15, filed on January 20, 2015 (File Nos. 333-183046 and 811-08401).

(d)(7)
Form of Section 403(b) Tax Sheltered Annuity Endorsement (7725NY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15, filed on January 20, 2015 (File Nos. 333-183046 and 811-08401).

(d)(8)	Form of Unisex Contract Endorsement (7758NY), incorporated herein by reference to Registrant’s Statement, filed on August 17, 2018 (File Nos. 333-226898 and 811-08401).

(d)(9)
Specimen of Elite Access Advisory II Variable Annuity Contract (VA785NY), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-226898 and 811-08401).

(d)(10)
Form of Return of Premium Guaranteed Minimum Death Benefit (7783NY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5, filed on April 25, 2023 (File Nos. 333-226898 and 811-08401).

(d)(11)
Form of Guaranteed Minimum Accumulation Benefit (7816ANY), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on December 5, 2024 (File Nos. 333-226898 and 811-08401).

(d)(12)	Form of Advisory Fee from Contract Endorsement (7788NY), Attached hereto.

(e)	Applications.

(e)(1)	Form of Variable Annuity Application (NV785 12/18), incorporated herein by reference to Registrant’s Statement, filed on August 17, 2018 (File Nos. 333-226898 and 811-08401).

(e)(2)	Form of Variable Annuity Application (NV785 04/20), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 21, 2020 (File Nos. 333-2266898 and 811-08401).

(e)(3)
Form of the Elite Access Advisory II Individual Variable Annuity Application (NV785 04/21), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2, filed on April 20, 2021 (File Nos. 333-2266898 and 811-08401).

(e)(4)
Form of the Elite Access Advisory II Individual Variable Annuity Application (NV785 04/22), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 19, 2022 (File Nos. 333-226898 and 811-08401).

(e)(5)
Form of the Elite Access Advisory II Individual Variable Annuity Application (NV785 10/24), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on October 15, 2024 (File Nos. 333-226898 and 811-08401).

(e)(6)
Form of the Elite Access Advisory II Individual Variable Annuity Application (NV550 12/24), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on December 5, 2024 (File Nos. 333-226898 and 811-08401).

(f)	Depositor's Certificate of Incorporation and By-laws.

(f)(1)	Declaration and Charter of Depositor, incorporated herein by reference to Registrant's to the Registrant’s Registration Statement filed on October 3, 1997 (File Nos. 333-37175 and 811-08401).

(f)(2)	By-laws of Depositor, incorporated herein by reference to the Registrant’s Registration Statement filed on October 3, 1997 (File Nos. 333-37175 and 811-08401).

(f)(3)
Amended By-Laws of Jackson National Life Insurance Company of New York, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183046 and 811-08401).

(g)	Reinsurance Contracts.

(g)(1)
Amendment No. 2 to the Reinsurance Agreement Effective December 31, 2024 between Jackson National Life Insurance Company of New York ("Ceding Company") and Jackson National Life Insurance Company (“Reinsurer"), with effective date December 31, 2024, incorporated by reference to Registrant’s Post-Effective Amendment No. 8 filed on April 22, 2025 (File Nos. 333-235566 and 811-08401).

(h)	Participation Agreements.

(h)(1)(i)
Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(1)(ii)
First Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated January 18, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(1)(iii)
Second Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, Capital Research and Management Company, and Jackson National Asset Management, LLC, dated December 31, 2014, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(1)(iv)
Third Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated April 24, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(1)(v)
Fourth Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated August 13, 2018, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(1)(vi)
Fifth Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(2)(i)
Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated June 8, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(2)(ii)
First Amendment to Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated September 25, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(2)(iii)
Second Amendment to Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company of New York, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(i)
Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated May 1, 2010, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(ii)
First Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated February 1, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(iii)
Second Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 30, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(iv)
Third Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated March 1, 2013, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(v)
Fourth Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 24, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(vi)
Fifth Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated August 13, 2018, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(vii)
Sixth Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(viii)
Seventh Amendment to Business Agreement between Jackson National Life Insurance Company of New York, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 26, 2021, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235566 and 811-08401).

(h)(3)(ix)
Fund of Funds Investment Agreement (American Funds) dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(h)(3)(x)
Fund of Funds Investment Agreement (BlackRock Rule 12d1-4), dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(h)(3)(xi)
Fund of Funds Investment Agreement (Vanguard Rule 12d1-4), dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(h)(3)(xii)
First Amendment to Fund of Funds Investment Agreement (American Funds), effective October 21, 2024, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on October 15, 2024 (File Nos. 333-235565 and 811-08664).

(h)(3)(xiii)
Fund of Funds Investment Agreement (T. Rowe Price Rule 12d1-4), dated October 21, 2024, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on October 15, 2024 (File Nos. 333-235565 and 811-08664).

(h)(3)(xiv)
Fund of Funds Investment Agreement (VanEck ETF Trust Rule 12d1-4), dated October 21, 2024, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on October 15, 2024 (File Nos. 333-235565 and 811-08664).

(h)(3)(xv)
First Amendment to Fund of Funds Investment Agreement (BlackRock Rule 12d1-4), effective October 21, 2024, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on October 15, 2024 (File Nos. 333-235565 and 811-08664).

(i)	Administrative Contracts.

(i)(1)
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

(i)(2)
Administrative Services Agreement between Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, dated November 3, 1997, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5, filed on April 23, 2024 (File Nos. 333-235566 and 811-08401).

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

(k)(1)	Opinion and Consent of Counsel, to be filed by amendment.

(l)	Other Opinions.

(l)(1)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(m)	Omitted Financial Statements. Not Applicable.

(n)	Initial Capital Agreements. Not Applicable.

(o)	Form of Initial Summary Prospectus.

(o)(1)	Form of Initial Summary Prospectus, attached hereto.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Patrick G. Boyle 1 Corporate Way Lansing, MI 48951	Director

Nancy F. Heller 1 Corporate Way Lansing, MI 48951	Director

Robert K. Butler 300 Innovation Drive Franklin, TN 37067	Director

Byron P. Thompson 1 Corporate Way Lansing, MI 48951	Director

David S. Berkowitz 1 Corporate Way Lansing, MI 48951	Director

Laura L. Prieskorn 1 Corporate Way Lansing, MI 48951	Chief Executive Officer

Christopher A. Raub 1 Corporate Way Lansing, MI 48951	President

Savvas P. Binioris 1 Corporate Way Lansing, MI 48951	Executive Vice President and Chief Risk Officer

Don W. Cummings 1 Corporate Way Lansing, MI 48951	Executive Vice President and Chief Financial Officer

Carrie L. Chelko 1 Corporate Way Lansing, MI 48951	Executive Vice President

Devkumar D. Ganguly 1 Corporate Way Lansing, MI 48951	Executive Vice President and Chief Innovation and Technology Officer

Scott E. Romine 300 Innovation Drive Franklin, TN 37067	Executive Vice President, Chair, and Director

Craig D. Smith 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Executive Vice President

Craig A. Anderson 1 Corporate Way Lansing, MI 48951	Senior Vice President and Controller

Scott J. Golde 300 Innovation Drive Franklin, TN 37067	Senior Vice President, General Counsel

Andrea D. Goodrich 1 Corporate Way Lansing, MI 48951	Senior Vice President, Corporate Law and Corporate Secretary

Guillermo E. Guerra 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Technology Officer, Chief Information Security Officer and Privacy Officer

Laura L. Hanson 1 Corporate Way Lansing, MI 48951	Senior Vice President, Operations

Michael R. Hicks 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Information Officer

Dana S. Rapier 1 Corporate Way Lansing, MI 48951	Senior Vice President and Chief Human Resources Officer

Joshua K. Richardson 1 Corporate Way Lansing, MI 48951	Senior Vice President, Litigation, Employment, Investigations, and Legal Operations

Stacey L. Schabel 1 Corporate Way Lansing, MI 48951	Senior Vice President and Chief Audit Executive

Dean R. Scott 1 Corporate Way Lansing, MI 48951	Senior Vice President, Corporate Development and Treasury

Brian M. Walta 1 Corporate Way Lansing, MI 48951	Senior Vice President, Planning and Asset Liability Management

Elizabeth Werner 1 Corporate Way Lansing, MI 48951	Senior Vice President

Richard C. White 1 Corporate Way Lansing, MI 48951	Senior Vice President

Marina C. Ashiotou 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Dennis A. Blue 1 Corporate Way Lansing, MI 48951	Vice President

Ellen J. Bode 1 Corporate Way Lansing, MI 48951	Vice President, Appointed Actuary

Robert Boles 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Barrett M. Bonemer 1Corporate Way Lansing, MI 48951	Vice President and Director

Pamela L. Bottles 1 Corporate Way Lansing, MI 48951	Vice President and Chief Actuary

Andrew Campbell 1 Corporate Way Lansing, MI 48951	Vice President

Hilary R. Cranmore 1 Corporate Way Lansing, MI 48951	Vice President

Lauren B. Dunn 300 Innovation Drive Franklin, TN 37067	Vice President, Corporate Legal

Joseph K. Garrett 1 Corporate Way Lansing, MI 48951	Vice President

Margaret C. Garza 1 Corporate Way Lansing, MI 48951	Vice President

Robert W. Hajdu 1 Corporate Way Lansing, MI 48951	Vice President

Thomas A. Janda 1 Corporate Way Lansing, MI 48951	Vice President

Heidi L. Kaiser 1 Corporate Way Lansing, MI 48951	Vice President, Chief Compliance Officer, Separate Accounts Chief Compliance Officer, Advertising Officer and Anti-Money Laundering Compliance Officer

Scott F. Klus 1 Corporate Way Lansing, MI 48951	Vice President

Deidre J. Kosier 1Corporate Way Lansing, MI 48951	Vice President

Darren T. Kramer 1 Corporate Way Lansing, MI 48951	Vice President

Efthimios Lekas 225 W. Wacker Dr. Suite 1200 Chicago, IL 60606	Vice President

David J. Linehan 1 Corporate Way Lansing, MI 48951	Vice President

Lisa A. Lubahn 1 Corporate Way Lansing, MI 48951	Vice President

Aaron T. Maguire 1 Corporate Way Lansing, MI 48951	Vice President

Ryan T. Mellott 1 Corporate Way Lansing, MI 48951	Vice President

Stefan C. Ott 1 Corporate Way Lansing, MI 48951	Vice President

Joshua K. Richardson 1 Corporate Way Lansing, MI 48951	Vice President

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Secretary

Danielle E. Robinson 1 Corporate Way Lansing, MI 48951	Vice President

James A. Schultz 1 Corporate Way Lansing, MI 48951	Vice President and Treasurer

Muhammad S. Shami 1 Corporate Way Lansing, MI 48951	Vice President

Srikant Vatturi Venkata Satya 1 Corporate Way Lansing, MI 48951	Vice President, Asset Liability Management

John A. Vandercruyssen 1 Corporate Way Lansing, MI 58951	Vice President, Assistant Controller

John F. Visicaro 1 Corporate Way Lansing, MI 48951	Vice President

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company of New York (“Depositor”), a stock life insurance company organized under the laws of the state of New York. The Depositor is a wholly owned subsidiary of Jackson National Life Insurance Company and is ultimately a wholly owned subsidiary of Jackson Financial Inc., a publicly traded life insurance company in the United States.

The organizational chart for Jackson Financial Inc. indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Jackson Financial Inc. is incorporated herein by reference to Exhibit 29 of Post-Effective Amendment No. 14, filed on April 22, 2025 (File Nos. 333-235565 and 811-08664).

Item 30. Indemnification

Provision is made in the Company’s By-Laws for indemnification by the Company of any person made or threatened to be made a party to an action or proceeding, whether civil or criminal by reason of the fact that he or she is or was a director, officer or employee of the Company or then serves or has served any other corporation in any capacity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a)    Jackson National Life Distributors LLC acts as general distributor for the JNLNY Separate Account I. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.

(b)    Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Scott Romine 300 Innovation Drive Franklin, TN 37067	President, Chief Executive Officer, Chair and Manager

Hilary Cranmore 1 Corporate Way Lansing, MI 48951	Manager

Christopher Raub 1 Corporate Way Lansing, MI 48951	Manager

Alison Reed 300 Innovation Drive Franklin, TN 37067	Chief Product Development and Strategy Execution Officer

Lauren L. Caputo 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Ashley S. Golson 300 Innovation Drive Franklin, TN 37067	Senior Vice President, National Sales Desk and Distribution Intelligence

Aileen Herndon 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Heidi Kaiser 1 Corporate Way Lansing, MI 48951	Senior Vice President, General Counsel & Anti-Money Laundering Compliance Officer

Matt Lemieux 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Kevin Luebbers 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Greg Masucci 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Kimberly Plyer 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Tom Smith 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Myles Womack 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Tim Munsie 300 Innovation Drive Franklin, TN 37067	Head of IPA, Platform Distribution and Planning

Brian Sward 300 Innovation Drive Franklin, TN 37067	Head of Product Solutions

Ty Anderson 300 Innovation Drive Franklin, TN 37067	Vice President

Lisa Backens 300 Innovation Drive Franklin, TN 37067	Vice President

Chris Bogren 300 Innovation Drive Franklin, TN 37067	Vice President

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin, TN 37067	Vice President

Robert Butler 300 Innovation Drive Franklin, TN 37067	Vice President

Chardae Hawley 300 Innovation Drive Franklin, TN 37067	Vice President

Yesenia Lankford 300 Innovation Drive Franklin, TN 37067	Vice President

Kristine Lowry 300 Innovation Drive Franklin, TN 37067	Vice President, FinOp & Controller

Dana R. Malesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President

Bob McAllister 300 Innovation Drive Franklin, TN 37067	Vice President

Brian Nicolarsen 300 Innovation Drive Franklin, TN 37067	Vice President, Divisional and HPW Sales Manager

Matt Ohme 300 Innovation Drive Franklin, TN 37067	Vice President

Joseph C. Pierce 300 Innovation Drive Franklin, TN 37067	Vice President

David Russell 300 Innovation Drive Franklin, TN 37067	Vice President

Molly Stevens 300 Innovation Drive Franklin, TN 37067	Vice President

Jeremy Swartz 300 Innovation Drive Franklin, TN 37067	Vice President

Michelle Tidey 300 Innovation Drive Franklin, TN 37067	Vice President

Kendall Wetzel 300 Innovation Drive Franklin, TN 37067	Vice President

Darweshi Whitfield 300 Innovation Drive Franklin, TN 37067	Vice President

Ryan Lupton 300 Innovation Drive Franklin, TN 37067	Chief Compliance Officer

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item 32. Location of Accounts and Records

    Jackson National Life Insurance Company
    1 Corporate Way
    Lansing, Michigan 48951

    Jackson National Life Insurance Company
    Institutional Marketing Group Service Center
    1 Corporate Way
    Lansing, Michigan 48951

    Jackson National Life Insurance Company
    7601 Technology Way
    Denver, Colorado 80237

    Jackson National Life Insurance Company

    225 West Wacker Drive, Suite 1200
    Chicago, IL 60606

Item 33. Management Services

    Not Applicable.

Item 34. Fee Representations

Jackson National Life Insurance Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jackson National Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this
29th day of April 2025.

JNLNY Separate Account I
(Registrant)

Jackson National Life Insurance Company of New York

By: /s/ SCOTT J. GOLDE
Scott J. Golde
Senior Vice President, General Counsel

Jackson National Life Insurance Company of New York
(Depositor)

By: /s/ SCOTT J. GOLDE
Scott J. Golde
Senior Vice President, General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 29, 2025
Laura L. Prieskorn, Chief Executive Officer

*	April 29, 2025
Christopher A. Raub, President and Director

*	April 29, 2025
Don W. Cummings, Executive Vice President and Chief Financial Officer

*	April 29, 2025
Craig A. Anderson, Senior Vice President and Controller

*	April 29, 2025
Barrett M. Bonemer, Vice President and Director

*	April 29, 2025
Scott E. Romine, Executive Vice President, Chair, and Director

*	April 29, 2025
Robert K. Butler, Director

*	April 29, 2025

Byron P. Thompson, Director

*	April 29, 2025
Patrick G. Boyle, Director

*	April 29, 2025
Nancy F. Heller, Director

*	April 29, 2025
David S. Berkowitz, Director

* By: /s/ SCOTT J. GOLDE
Scott J. Golde, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (“Jackson of NY”), a New York corporation, hereby appoint Laura L. Prieskorn, Christopher A. Raub, Don W. Cummings, Carrie L. Chelko, Susan S. Rhee, and Scott J. Golde, (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications, registration statements, reports, and other documents, and any and all amendments thereto, with power to affix the corporate seal and to attest it, and to file such applications, registration statements, reports, and other documents, and amendments thereto, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities Exchange Act of 1934, and/or the Investment Company Act of 1940 and the rules and regulations thereunder of the Securities and Exchange Commission. This Power of Attorney concerns JNLNY Separate Account I (File Nos. 333-37175, 333-48822, 333-70384, 333-81266, 333-118370, 333-119659, 333-137485, 333-163323, 333-172873, 333-175720, 333-175721, 333-177298, 333-183046, 333-183047, 333-192972, 333-210507, 333-212425, 333-217502, 333-226898, 333-228806, 333-235566, 333-235568, and 333-252332), JNLNY Separate Account II (File No. 333-86933), JNLNY Separate Account IV (File Nos. 333-109762 and 333-118132), and Jackson National Life Insurance Company of New York (File Nos. 333-285257, 333-285258, 333-284838, and 333-284839), as well as any future separate account(s) and/or future file number(s) that Jackson of NY establishes through which securities, particularly variable annuity contracts, variable universal life insurance policies, registered index-linked annuity contracts, or other registered annuity contracts are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 14th day of April, 2025.

/s/ LAURA L. PRIESKORN
Laura L. Prieskorn, Chief Executive Officer

/s/ CHRISTOPHER A. RAUB
Christopher A. Raub, President

/s/ DON W. CUMMINGS
Don W. Cummings, Executive Vice President and Chief Financial Officer

/s/ CRAIG A. ANDERSON
Craig A. Anderson, Senior Vice President and Controller

/s/ BARRETT M. BONEMER
Barrett M. Bonemer, Vice President and Director

/s/ SCOTT E. ROMINE
Scott E. Romine, Executive Vice President, Chair, and Director

/s/ ROBERT K. BUTLER
Robert K. Butler, Director

/s/ BYRON P. THOMPSON
Byron P. Thompson, Director

/s/ PATRICK G. BOYLE
Patrick G. Boyle, Director

/s/ NANCY F. HELLER
Nancy F. Heller, Director

/s/ DAVID S. BERKOWITZ
David S. Berkowitz, Director

EXHIBIT LIST

Exhibit No.	Description
(d)(12)	Form of Advisory Fee from Contract Endorsement.
(o)(1)	Form of Initial Summary Prospectus.